                                               1933 Act Registration No.33-77470
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM S-6

                 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM

                                        N-8B-2
                            POST-EFFECTIVE AMENDMENT NO. 3

                                SEPARATE ACCOUNT VUL-2

                                          of

                     THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                (Exact Name of Trust)

THE AMERICAN FRANKLIN LIFE                       ROSS D. FRIEND., ESQ.
INSURANCE COMPANY                                Senior Vice President,
(Name of Depositor)                              Secretary and General Counsel
#1 Franklin Square                               THE AMERICAN FRANKLIN LIFE
Springfield, Illinois 62713                      INSURANCE COMPANY
(Address of Depositor's                          #1 Franklin Square
Principal Executive Offices)                     Springfield, Illinois 62713
                                                 (Name and Address of Agent for
                                                 Service)


                        Insurance Company's Telephone Number,
                         including Area Code: (800) 528-2011


                                       Copy to:
                                STEPHEN E. ROTH, ESQ.
                         SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                            1275 Pennsylvania Avenue, N.W.
                               Washington, D.C.  20004

Securities Being Registered: Units of Interest in Separate Account VUL-2 issued under EquiBuilder III flexible premium variable life policies.

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, Registrant has elected to register an indefinite number units of interest in Separate Account VUL-2 under EquiBuilder III flexible premium variable life insurance policies. Registrant will file a Form 24F-2 for the fiscal year ended December 31, 1996 by February 28, 1997.

    It is proposed that this filing will become effective
(check appropriate box)

              / /  immediately upon filing pursuant to paragraph (b)

              / /  on April 30, 1997 pursuant to paragraph (b)

              / /  60 days after filing pursuant to paragraph (a) (i)

              /X/  on April 30, 1997 pursuant to paragraph (a) (i) of Rule 485

              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              SEPARATE ACCOUNT VUL-2 OF

                     THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            Post-Effective Amendment No. 3

                                Reconciliation and Tie
                                ----------------------

Registration Item
of Form N-8B-2                                          Location in Prospectus
--------------                                          ----------------------

1. . . . . . . . . . . . . . . . . . .   Cover Page.

2. . . . . . . . . . . . . . . . . . .   Cover Page.

3. . . . . . . . . . . . . . . . . . .   Inapplicable.

4. . . . . . . . . . . . . . . . . . .   Distribution of the Policies.

5, 6, 7. . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Separate Account and Its
                                         Investment Divisions.

8. . . . . . . . . . . . . . . . . . .   Index to Financial Statements.

9. . . . . . . . . . . . . . . . . . .   Legal Proceedings.

10(a). . . . . . . . . . . . . . . . .   The Beneficiary; Assignment of a
                                         Policy.

10(b). . . . . . . . . . . . . . . . .   Policy Account Value - Determination
                                         of the Unit Value; Dividends.

10(c), 10(d) . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changing the Face Amount of
                                         Insurance; Separate Account Investment
                                         Choices - Right to Change Operations;
                                         Deductions and Charges - Surrender
                                         Charge, - Other Transaction Charges, -
                                         Allocation of Policy Account Charges;
                                         Policy Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages, - Transfers of Policy
                                         Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value; Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy; Payment of
                                         Proceeds; The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division.

10(e). . . . . . . . . . . . . . . . .   Additional Information About
                                         EquiBuilder III Policies - Lapse of
                                         the Policy, - Reinstatement of the
                                         Policy.

10(f). . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Voting Rights of a Policy
                                         Owner.

10(g)(1), 10(g)(2), 10(h)(1), 10(h)(2)   Separate Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4)   Inapplicable.

10(i). . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Changes in EquiBuilder III
                                         Policies, - Flexible Premium Payments,
                                         - Additional Benefits; Separate
                                         Account Investment Choices; Policy
                                         Account Value; Tax Effects; Payment
                                         Options; Payment of Proceeds.

Registration Item
of Form N-8B-2                                          Location in Prospectus
--------------                                          ----------------------

11 . . . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds, - Investment Policies of
                                         the Portfolios of the Funds, -
                                         Ownership of the Assets of the
                                         Separate Account.

12(a), 12(c), 12(d). . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds.

12(b), 12(e) . . . . . . . . . . . . .   Inapplicable.

13(a). . . . . . . . . . . . . . . . .   Summary - Investment Choices of
                                         EquiBuilder III Policies, - Deductions
                                         and Charges; Separate Account
                                         Investment Choices - The Investment
                                         Manager of the Funds; Deductions and
                                         Charges.

13(b), 13(c), 13(d), 13(e), 13(g). . .   Inapplicable.

13(f). . . . . . . . . . . . . . . . .   Distribution of the Policies.

14 . . . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Policy Issuance
                                         Information; Limitations on American
                                         Franklin's Rights to Challenge a
                                         Policy; Distribution of the Policies -
                                         Applications.

15 . . . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Flexible Premium Payments;
                                         Separate Account Investment Choices
                                         (Introduction); Deductions and Charges
                                         - Deductions from Premiums; Policy
                                         Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages.

16 . . . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         (Introduction), - The Separate Account
                                         and Its Investment Divisions, - The
                                         Funds; Policy Account Value - Amounts
                                         in the Separate Account; Policy
                                         Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages, - Transfers of Policy
                                         Account Value Among Investment
                                         Divisions, - Loan Requests, - Repaying
                                         the Loan; The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III Policies - Policy
                                         Periods, Anniversaries, Dates and
                                         Ages.

17(a), 17(b), 17(c). . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changing the Face Amount of
                                         Insurance, - Changes in EquiBuilder
                                         III Policies, - Flexible Premium
                                         Payments, - Additional Benefits;
                                         Separate Account Investment Choices -
                                         Right to Change Operations; Policy
                                         Account Value; Policy Account
                                         Transactions - Changing Premium and
                                         Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value
                                         Among Investment Divisions, -
                                         Borrowing from the Policy Account, -
                                         Withdrawing Money from the Policy
                                         Account, - Surrendering the Policy for
                                         Its Net Cash Surrender Value; The
                                         Guaranteed Interest Division -
                                         Transfers from the Guaranteed Interest
                                         Division; Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy, - Lapse of Policy,
                                         - Reinstatement of the Policy; Tax
                                         Effects; Payment Options; Payment of
                                         Proceeds.

18(a). . . . . . . . . . . . . . . . .   Policy Account Value - Determination
                                         of the Unit Value.

18(b), 18(d) . . . . . . . . . . . . .   Inapplicable.

Registration Item
of Form N-8B-2                                          Location in Prospectus
--------------                                          ----------------------

18(c). . . . . . . . . . . . . . . . .   Summary - Investment Choices of
                                         EquiBuilder III Policies, - Deductions
                                         and Charges; Separate Account
                                         Investment Choices - Ownership of the
                                         Assets of the Separate Account;
                                         Deductions and Charges - Charges
                                         Against the Separate Account - Tax
                                         Reserve; The Guaranteed Interest
                                         Division (Introduction); Tax Effects.

19 . . . . . . . . . . . . . . . . . .   Reports to Policy Owners; Distribution
                                         of the Policies; Voting Rights of a
                                         Policy Owner.

20(a). . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

20(b). . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Separate Account and Its
                                         Investment Divisions.

20(c), 20(d), 20(e), 20(f) . . . . . .   Inapplicable.

21(a). . . . . . . . . . . . . . . . .   Policy Account Transactions -
                                         Borrowing from the Policy Account, -
                                         Loan Requests, - Policy Loan Interest,
                                         - When Interest is Due, - Repaying the
                                         Loan, - The Effects of a Policy Loan
                                         on the Policy Account; Tax Effects -
                                         Policy Proceeds.

21(b), 21(c) . . . . . . . . . . . . .   Inapplicable.

22 . . . . . . . . . . . . . . . . . .   Limits on American Franklin's Right To
                                         Challenge a Policy.

23 . . . . . . . . . . . . . . . . . .   Inapplicable.

24 . . . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies; Additional Information.

25 . . . . . . . . . . . . . . . . . .   The American Franklin Life Insurance
                                         Company.

26 . . . . . . . . . . . . . . . . . .   Inapplicable.

27 . . . . . . . . . . . . . . . . . .   The American Franklin Life Insurance
                                         Company; Other Policies and Contracts.

28 . . . . . . . . . . . . . . . . . .   The American Franklin Life Insurance
                                         Company; Management.

29 . . . . . . . . . . . . . . . . . .   The American Franklin Life Insurance
                                         Company; Management.

30, 31, 32, 33, 34 . . . . . . . . . .   Inapplicable.

35 . . . . . . . . . . . . . . . . . .   The American Franklin Life Insurance
                                         Company; Distribution of the Policies.

36, 37 . . . . . . . . . . . . . . . .   Inapplicable.

38, 39 . . . . . . . . . . . . . . . .   Distribution of the Policies.

40 . . . . . . . . . . . . . . . . . .   Inapplicable.

41(a). . . . . . . . . . . . . . . . .   Distribution of the Policies.

Registration Item
of Form N-8B-2                                          Location in Prospectus
--------------                                          ----------------------

41(b), 41(c), 42, 43 . . . . . . . . .   Inapplicable.

44(a)(1) . . . . . . . . . . . . . . .   Policy Account Value - Determination
                                         of the Unit Value.


44(a)(2), 44(a)(3) . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder III
                                         Policies; Separate Account Investment
                                         Choices - (Introduction), - The
                                         Separate Account and Its Investment
                                         Divisions, - The Funds, - Right to
                                         Change Operations; Deductions and
                                         Charges; Policy Account Value; Policy
                                         Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages, - Transfers of Policy
                                         Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Loan Requests, - Repaying
                                         the Loan, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy, - Policy Periods,
                                         Anniversaries, Dates and Ages; Payment
                                         of Proceeds.

44(a)(4) . . . . . . . . . . . . . . .   Deductions and Charges - Charges
                                         Against the Separate Account - Tax
                                         Reserve; Tax Effects.

44(a)(5) . . . . . . . . . . . . . . .   Deductions And Charges - Deductions
                                         From Premiums.

44(a)(6) . . . . . . . . . . . . . . .   Deductions And Charges - Deductions
                                         From Premiums, - Charges Against the
                                         Policy Account, - Charges Against the
                                         Separate Account, - Surrender Charge;
                                         Policy Account Value - Amounts In the
                                         Separate Account, - Determination of
                                         the Unit Value.

44(b). . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder III
                                         Policies; Separate Account Investment
                                         Choices (Introduction), - The Separate
                                         Account and Its Investment Divisions,
                                         - The Funds, - Right to Change
                                         Operations; Deductions and Charges;
                                         Policy Account Value; Policy Account
                                         Transactions - Changing Premium and
                                         Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value
                                         Among Investment Divisions, -
                                         Borrowing from the Policy Account, -
                                         Loan Requests, - Repaying the Loan, -
                                         Withdrawing Money from the Policy
                                         Account, - Surrendering the Policy for
                                         Its Net Cash Surrender Value; The
                                         Guaranteed Interest Division -
                                         Transfers from the Guaranteed Interest
                                         Division; Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy, - Policy Periods,
                                         Anniversaries, Dates and Ages; Tax
                                         Effects; Payment of Proceeds.

44(c). . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder III
                                         Policies, - Flexible Premium Payments;
                                         Separate Account Investment Choices -
                                         (Introduction), - The Separate Account
                                         and Its Investment Divisions, - The
                                         Funds; Deductions and Charges; Policy
                                         Account Value; Policy Account
                                         Transactions - Changing Premium and
                                         Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value
                                         Among Investment Divisions, -
                                         Borrowing from the Policy

Registration Item
of Form N-8B-2                                          Location in Prospectus
--------------                                          ----------------------

                                         Account, - Loan Requests, - Repaying
                                         the Loan, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value;    The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy, - Policy Periods,
                                         Anniversaries, Dates and Ages; Tax
                                         Effects; Payment of Proceeds.

45 . . . . . . . . . . . . . . . . . .   Inapplicable.

46(a). . . . . . . . . . . . . . . . .   The Features of EquiBuilder III
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder III
                                         Policies; Separate Account Investment
                                         Choices - (Introduction), - The
                                         Separate Account and Its Investment
                                         Divisions, - the Funds, - Right to
                                         Change Operations; Deductions and
                                         Charges; Policy Account Value; Policy
                                         Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages, - Transfers of Policy
                                         Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Loan Requests, - Repaying
                                         the Loan, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III Policies - Right To
                                         Examine the Policy, - Policy Periods,
                                         Anniversaries, Dates and Ages; Tax
                                         Effects; Payment of Proceeds.

46(b), 47, 48, 49, 50. . . . . . . . .   Inapplicable.

51(a) - (j). . . . . . . . . . . . . .   Summary; Detailed Information About
                                         American Franklin and EquiBuilder III
                                         Policies; Additional Information.

52(a). . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations.

52(b), 52(d) . . . . . . . . . . . . .   Inapplicable.

52(c). . . . . . . . . . . . . . . . .   Separate Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

53(a). . . . . . . . . . . . . . . . .   Tax Effects; Payment Options;
                                         Assignment of a Policy; Employee
                                         Benefit Plans.

53(b), 54, 55, 56, 57, 58. . . . . . .   Inapplicable.

59 . . . . . . . . . . . . . . . . . .   Financial Statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   Flexible Premium Variable Life Insurance Policy




                                 EQUIBUILDER III-TM-


ISSUED BY
THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



Prospectus Dated April 30, 1997






                                  Principal Office of both Funds located at:
                                  82 Devonshire Street
                                  Boston, Massachusetts  02109



VARIABLE INSURANCE PRODUCTS FUND AND
VARIABLE INSURANCE PRODUCTS FUND II

Prospectus Dated April 30, 1997









                                  THESE SECURITIES HAVE NOT BEEN APPROVED OR
                                  DISAPPROVED BY THE SECURITIES AND EXCHANGE
                                  COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



  EquiBuilder III is a trademark of The American Franklin Life Insurance Company
--------------------------------------------------------------------------------

                                 EquiBuilder III-TM-
                   Flexible Premium Variable Life Insurance Policy

                                      Issued by
                     THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

    This Prospectus describes EquiBuilder III, individual flexible premium variable life insurance policies issued by The American Franklin Life Insurance Company ("American Franklin"). EquiBuilder III policies provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. Capitalized terms not otherwise defined on this cover page have the meanings designated within this Prospectus. EquiBuilder III is a trademark of American Franklin.

    EquiBuilder III pays a death benefit to a beneficiary designated by the Policy Owner when the Insured Person dies if the policy is still in effect. The Policy Owner may choose Option A, a fixed death benefit that equals the Face Amount of the policy, or Option B, a variable death benefit that equals the Face Amount of the policy plus the value of the Policy Account established for the policy as described in the next paragraph. Under either option, a death benefit equal to a percentage of the Policy Account on the day the Insured Person dies will be paid if that benefit would be greater.

    American Franklin makes a deduction from each premium for sales expenses (subject to an annual maximum deduction) and for any applicable premium taxes. The net premium is put in the Policy Account established for each policy. The Policy Owner may instruct American Franklin to allocate amounts in the Policy Account to American Franklin's Guaranteed Interest Division (which is part of American Franklin's General Account and pays interest at a declared guaranteed rate) or to one or more of the investment divisions of American Franklin's Separate Account VUL-2 (the "Separate Account"), or both. However, until the first business day fifteen days after the Issue Date of the policy, the Policy Account will be invested in the Money Market division. Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth and Contrafund divisions are available for investment through the Separate Account.

    Funds allocated to any of the investment divisions of the Separate Account are invested in shares of a corresponding portfolio of either the Variable Insurance Products Fund or the Variable Insurance Products Fund II (individually, a "Fund," and collectively, the "Funds"), each of which is a mutual fund. The Prospectus of the Funds, attached to this Prospectus, describes the investment objectives, policies and risks of each of the portfolios of the Funds. Ten portfolios of the Funds are currently available:
Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth and Contrafund. See "Separate Account Investment Choices - The Funds," below.

    The value of a Policy Account allocated to the investment divisions of the Separate Account will vary with the investment performance of the corresponding portfolios of the Funds; there is no minimum guaranteed cash value for amounts allocated to the investment divisions of the Separate Account and if the investment performance of the corresponding portfolios of the Funds is adverse, the value of a Policy Account can decline. The value of the Guaranteed Interest Division will depend on the interest rates declared. A Policy Account will also be increased by additional net premiums paid by the Policy Owner and will be reduced by charges made by American Franklin for the cost of the insurance provided by the policy and for expenses. A surrender charge may be imposed if a policy is surrendered or lapses or if the Policy Owner reduces the policy's Face Amount.

    After the first premium, the Policy Owner may decide, within limits, the amount and frequency of premium payments. The Policy Owner may also increase or decrease the amount of insurance protection, within limits.

    American Franklin's Home Office and principal executive office is #1 Franklin Square, Springfield, Illinois 62713, telephone (800) 528-2011. Inquiries and notices should be addressed to American Franklin's Administrative Office at that address.

    The Policy Owner has the right to examine the policy offered hereby and return it to American Franklin for a refund. See "Additional Information About EquiBuilder III Policies - Right to Examine the Policy," below, for information about the manner in which this right may be exercised and about limitations on that right.

    The policies described herein are not intended for use in connection with qualified plans or trusts under the Internal Revenue Code.

    This Prospectus should be read carefully for details on the policy being offered and kept for future reference. This Prospectus is not valid unless it is attached to the current Prospectus for the Funds.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Because of the deductions and charges applicable to the purchase of new insurance offered hereby, it may not be to a purchaser's advantage to replace existing insurance or, if a purchaser already owns a flexible premium insurance policy, to acquire additional insurance through the purchase of a policy described in this Prospectus.

    THE PURCHASE OF THE POLICY INVOLVES CERTAIN RISKS. Because it is a variable life insurance policy, the value of the Policy reflects the investment performance of the selected investment divisions. Investment results can vary both up and down and can even decrease the value of the premium payments. Therefore, Policy Owners could lose all or part of the money they have invested. American Franklin does not guarantee the value of the Policy. Rather, Policy Owners bear all investment risks.

    Life insurance is intended to be a long-term investment. Policy Owners should evaluate their insurance needs and the Policy's long-term investment potential and risks before purchasing the Policy.


    Partial withdrawals and surrender of the Policy are subject to tax, and before the Policy Owner attains age 59 1/2, may also be subject to a 10% federal penalty tax. Loans may be taxable if the policy becomes a "modified endowment contract."






                    The date of this Prospectus is April 30, 1997
             Copyright 1997 The American Franklin Life Insurance Company.
                                 All rights reserved.

                                  TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv

SUMMARY

Features of EquiBuilder III Policies . . . . . . . . . . . . . . . . . . .    1
Investment Choices of EquiBuilder III Policies . . . . . . . . . . . . . .    2
Deductions and Charges . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Policy Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Additional Information About EquiBuilder III Policies. . . . . . . . . . .    5
Rates of Return of the Portfolios of the Funds . . . . . . . . . . . . . .    6

DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER III POLICIES

The American Franklin Life Insurance Company . . . . . . . . . . . . . . .    7
The Features of EquiBuilder III Policies . . . . . . . . . . . . . . . . .    8
  How EquiBuilder III Policies Differ from Whole Life Insurance. . . . . .    8
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
  Policy Issuance Information. . . . . . . . . . . . . . . . . . . . . . .    9
  Maturity Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
  Changes in EquiBuilder III Policies. . . . . . . . . . . . . . . . . . .    9
  Changing the Face Amount of Insurance. . . . . . . . . . . . . . . . . .   10
  Changing Death Benefit Options . . . . . . . . . . . . . . . . . . . . .   10
  When Policy Changes Go into Effect . . . . . . . . . . . . . . . . . . .   11
  Flexible Premium Payments. . . . . . . . . . . . . . . . . . . . . . . .   11
  Additional Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Disability Waiver Benefit. . . . . . . . . . . . . . . . . . . . . . .   12
    Accidental Death Benefit . . . . . . . . . . . . . . . . . . . . . . .   12
    Children's Term Insurance. . . . . . . . . . . . . . . . . . . . . . .   12
    Term Insurance on an Additional Insured Person . . . . . . . . . . . .   12
Separate Account Investment Choices. . . . . . . . . . . . . . . . . . . .   12
  The Separate Account and Its Investment Divisions. . . . . . . . . . . .   12
  The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
  Investment Policies of the Portfolios of the Funds . . . . . . . . . . .   13
  The Investment Manager of the Funds. . . . . . . . . . . . . . . . . . .   14
  Ownership of the Assets of the Separate Account. . . . . . . . . . . . .   15
  Right to Change Operations . . . . . . . . . . . . . . . . . . . . . . .   16
Deductions and Charges . . . . . . . . . . . . . . . . . . . . . . . . . .   16
  Deductions from Premiums . . . . . . . . . . . . . . . . . . . . . . . .   16
  Charges Against the Policy Account . . . . . . . . . . . . . . . . . . .   17
    Administrative Charge. . . . . . . . . . . . . . . . . . . . . . . . .   17
    Cost of Insurance Charge . . . . . . . . . . . . . . . . . . . . . . .   17
    Charges for Additional Benefits. . . . . . . . . . . . . . . . . . . .   18
    Changes in Monthly Charges . . . . . . . . . . . . . . . . . . . . . .   18
  Charges Against the Separate Account . . . . . . . . . . . . . . . . . .   18
    Mortality and Expense Risks. . . . . . . . . . . . . . . . . . . . . .   18
    Charges Against the Funds. . . . . . . . . . . . . . . . . . . . . . .   19
    Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Other Transaction Charges. . . . . . . . . . . . . . . . . . . . . . . .   21
    Partial Withdrawal of Net Cash Surrender Value . . . . . . . . . . . .   21
    Increase in the Face Amount of Insurance . . . . . . . . . . . . . . .   21
    Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

                                                                            PAGE
                                                                            ----

     Illustrations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Allocation of Policy Account Charges . . . . . . . . . . . . . . . . . . .  21
Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Amounts in the Separate Account. . . . . . . . . . . . . . . . . . . . . .  22
  Determination of the Unit Value. . . . . . . . . . . . . . . . . . . . . .  22
Policy Account Transactions. . . . . . . . . . . . . . . . . . . . . . . . .  23
  Changing Premium and Deduction Allocation Percentages. . . . . . . . . . .  23
  Transfers of Policy Account Value Among Investment Divisions . . . . . . .  23
  Borrowing from the Policy Account. . . . . . . . . . . . . . . . . . . . .  23
  Loan Requests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  Policy Loan Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  When Interest is Due . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  Repaying the Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
  The Effects of a Policy Loan on the Policy Account . . . . . . . . . . . .  25
  Lapse of the Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
  Withdrawing Money from the Policy Account. . . . . . . . . . . . . . . . .  25
  Withdrawal Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  The Effects of a Partial Withdrawal. . . . . . . . . . . . . . . . . . . .  26
  Surrendering the Policy for Its Net Cash Surrender Value . . . . . . . . .  26
The Guaranteed Interest Division . . . . . . . . . . . . . . . . . . . . . .  27
  Amounts in the Guaranteed Interest Division. . . . . . . . . . . . . . . .  27
  Interest on Amounts in the Guaranteed Interest Division. . . . . . . . . .  27
  Transfers from the Guaranteed Interest Division. . . . . . . . . . . . . .  28
Additional Information About EquiBuilder III Policies. . . . . . . . . . . .  28
  Right to Examine the Policy. . . . . . . . . . . . . . . . . . . . . . . .  28
  Lapse of the Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  Reinstatement of the Policy. . . . . . . . . . . . . . . . . . . . . . . .  29
  Policy Periods, Anniversaries, Dates and Ages. . . . . . . . . . . . . . .  29
Federal Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . .  29
  Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
  Tax Status of the Policy . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Tax Treatment of Policy Benefits . . . . . . . . . . . . . . . . . . . . .  31
  American Franklin's Income Taxes . . . . . . . . . . . . . . . . . . . . .  32
  Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . . . . . .  32


Illustrations of Death Benefits, Policy Account and Cash Surrender Values,
and Accumulated Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

Voting Rights of a Policy Owner. . . . . . . . . . . . . . . . . . . . . . .  39
  Voting Rights of the Funds . . . . . . . . . . . . . . . . . . . . . . . .  39
  Determination of Voting Shares . . . . . . . . . . . . . . . . . . . . . .  39
  How Shares of the Funds Are Voted. . . . . . . . . . . . . . . . . . . . .  39
  Voting Privileges of Participants in Other Separate Accounts . . . . . . .  40
  Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . .  40
Reports to Policy Owners . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Limits on American Franklin's Right to Challenge a Policy. . . . . . . . . .  40
Payment Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
The Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Assignment of a Policy . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Payment of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                                                                            Page
                                                                            ----

Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Distribution of the Policies . . . . . . . . . . . . . . . . . . . . . . . .  43
  Applications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Reinsurance Agreement with Integrity Life Insurance Company. . . . . . . . .  44
State Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Other Policies and Contracts . . . . . . . . . . . . . . . . . . . . . . . .  45
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1






THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. AMERICAN FRANKLIN DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY AMERICAN FRANKLIN.

                                     DEFINITIONS

Set forth below is a glossary of certain terms used in this Prospectus.

ADMINISTRATIVE OFFICE-The address of the Administrative Office of American Franklin is #1 Franklin Square, Springfield, Illinois 62713-0001.

AGE-The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AMERICAN FRANKLIN-The American Franklin Life Insurance Company, an Illinois stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable life insurance policies described in this Prospectus.

AMOUNT AT RISK-The difference between the amount of the Policy Account and the current death benefit of a policy at any time.

CASH SURRENDER VALUE-The amount of the Policy Account less any applicable surrender charges.

CODE-The Internal Revenue Code of 1986, as amended.

DATE OF PAYMENT-Normally, the day of receipt by American Franklin at its Administrative Office of a check for the full initial premium of a policy.

FACE AMOUNT-The face amount of insurance shown on the Policy Information page of a policy. The Face Amount is the minimum death benefit payable under a policy while the policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the policy and any due and unpaid charges.

FINAL POLICY DATE-The policy anniversary nearest the Insured Person's 95th birthday. American Franklin will pay to the Policy Owner the amount of the Policy Account, net of any outstanding loan and loan interest on the policy, if the Insured Person is still living on the Final Policy Date.

FUND(S)-Each of Variable Insurance Products Fund, a "series" type mutual fund, five portfolios of which are available for investment of amounts allocated to the investment divisions of the Separate Account, and Variable Insurance Products Fund II, a "series" type mutual fund having five portfolios in which amounts allocated to the investment divisions of the Separate Account are invested, is referred to as a Fund. Both are referred to collectively as the Funds.

GUARANTEED INTEREST DIVISION-A part of American Franklin's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by American Franklin.

INSURED PERSON-The person whose life is insured under a policy.

ISSUE DATE-The date that American Franklin actually issues a policy.

NET CASH SURRENDER VALUE-Cash Surrender Value less any outstanding loan and loan interest on the policy.

NET PREMIUM-The amount of any premium paid by the Policy Owner less the amount of applicable state and local premium taxes, if any, and less a sales expense deduction equal to 5% of each premium paid during any policy year until total premiums for that policy year equal the Target Premium.

POLICY ACCOUNT-The sum of amounts allocated to the investment divisions of the Separate Account and American Franklin's Guaranteed Interest Division for a particular policy.

POLICY ANNIVERSARY-An anniversary of the Register Date of a policy while the policy is in effect.

POLICY MONTH-A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a policy is in effect.

POLICY OWNER-The person designated as such on the Policy Information page of a policy.

POLICY YEAR-An annual period beginning on the Register Date and on each anniversary of the Register Date while the policy is in effect.

REGISTER DATE-The earlier of the Issue Date or the Date of Payment.

SEPARATE ACCOUNT-Separate Account VUL-2, a segregated investment account of American Franklin established under the Insurance Law of the State of Illinois in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding portfolios of the Funds.

TARGET PREMIUM-A hypothetical premium equal to the annual premium necessary to maintain a fixed-benefit whole life policy with a face amount equal to the initial Face Amount of an EquiBuilder III policy for a person of the same age and sex as the Insured Person. The Target Premium for each EquiBuilder III policy is shown on the Policy Information page of the policy.

                                     SUMMARY

     This Prospectus describes the regular EquiBuilder III-TM- policy. There may be differences between a particular policy and the description contained herein because of requirements of the state in which a policy is issued. These differences will be reflected in the policy. Also American Franklin reserves the right to make modifications in light of particular circumstances.

     Unless indicated otherwise, the discussion of the terms of a representative policy contained in this Prospectus assumes that there is no policy loan outstanding, that the policy is not in a grace period and that state variations will be covered by a supplement or a policy endorsement, as appropriate.

     The policies described herein are not intended for use in connection with qualified plans or trusts under the Code.


     The purpose of the policy offered hereby is to provide insurance protection for a policy's beneficiary. The policy is not similar to or comparable to a mutual fund's systematic investment plan.


     The following Summary of this Prospectus should be read in conjunction with the detailed information appearing elsewhere herein.

     EquiBuilder III-TM- is a trademark of American Franklin.

                    FEATURES OF EQUIBUILDER III-TM- POLICIES

INSURANCE BENEFIT OPTIONS

     EquiBuilder III policies offer insurance on the life of the Insured Person. American Franklin will pay a death benefit when the Insured Person dies. American Franklin will pay a maturity benefit in lieu of a death benefit if the Insured Person is still living on the policy anniversary nearest his or her 95th birthday. Two death benefit options are available.

     Option A provides a death benefit equal to the Face Amount of the policy;
and

     Option B provides a death benefit equal to the Face Amount of the policy, plus the value of the Policy Account.

     Option B entails a higher cost of insurance charge and will cause the value of the Policy Account to be less than if Option A were chosen.

     Under either option, a death benefit equal to a percentage multiple of the Policy Account on the day the Insured Person dies will be paid if that death benefit would be greater than the death benefit payable under the option selected. Any outstanding loans or unpaid charges will be deducted before any death benefits are paid. Proceeds may be paid in a lump sum or under a variety of payment plans.

     A policy will remain in force only so long as an amount remains in the Policy Account sufficient to cover cost of insurance and other expense deductions and any surrender charge that would then be due.

     American Franklin will not issue an EquiBuilder III policy with a Face Amount of less than $50,000.

     See "The Features Of EquiBuilder III Policies-Death Benefits" and "Payment Options" below.

POLICY ACCOUNTS

     An account (the "Policy Account") is established by American Franklin in its records for each policy at the time of issue. After deduction of certain charges from premiums, the balance of each premium is credited to the Policy Account. A Policy Owner may allocate his or her Policy Account for investment to the Guaranteed Interest Division, which pays a declared interest rate, or to one or more of the investment divisions of the Separate Account, or both. See "Separate Account Investment Choices," below. Until the first business day 15 days following the Issue Date of a policy, the initial net premium and all other net premiums received during such period will be allocated to the Money Market division of the Separate Account. See "Additional Information About EquiBuilder III Policies - Policy Periods, Anniversaries, Dates and Ages."

     The value of the Policy Account reflects the amount and frequency of premium payments, deductions and charges for the cost of insurance and expenses, the investment experience of amounts allocated to the Separate Account, interest earned on amounts allocated to the Guaranteed Interest Division, loans and partial withdrawals. There is no minimum guaranteed Policy Account value with respect to any amounts allocated to the investment divisions of the Separate Account and, if the investment performance of the portfolios corresponding to the investment divisions of the Separate Account is adverse, the value of a Policy Account can decline. See "Policy Account Value," below.

POLICY CHANGES


     At any time after the first policy year while a policy is in force, the Policy Owner may change the death benefit option chosen and may also increase or decrease the Face Amount of the policy, within limits. See "The Features Of EquiBuilder III Policies-Changes In EquiBuilder III Policies," "-Changing the Face Amount of Insurance," and "-Changing Death Benefit Options," below.
Certain policy changes, such as a decrease in the Face Amount of a policy, may have adverse federal tax consequences. See "Federal Tax Considerations," below.


FLEXIBLE PREMIUM PAYMENTS

     The frequency and the amount of premium payments are determined by the Policy Owner, within certain limits. An initial minimum premium is required based on the age, sex and risk class of the Insured Person and the Face Amount of the policy. A Policy Owner may stipulate a planned periodic premium as a guideline for future premiums, but if the planned premiums are not paid insurance coverage will continue so long as the policy has sufficient Net Cash Surrender Value to cover monthly charges. The Policy Owner need not pay premiums of any set amount (except that the minimum premium is $100) or according to any set schedule, but may have to make additional premium payments to keep the policy in force if the policy's Net Cash Surrender Value is insufficient to cover monthly charges. Payment of stipulated planned periodic premiums may not always provide sufficient Net Cash Surrender Value to cover monthly charges. See "The Features of EquiBuilder III Policies-Flexible Premium Payments," below.

ADDITIONAL BENEFITS MAY BE AVAILABLE

     Additional benefits to the policy may be added by rider. These benefits may include an accidental death benefit, life insurance for additional insured persons, life insurance for children and a disability waiver benefit to waive the cost of monthly deductions. The cost of any additional benefits will be deducted monthly from the Policy Account. See "The Features of EquiBuilder III Policies-Additional Benefits," below.

                 INVESTMENT CHOICES OF EQUIBUILDER III POLICIES

     A Policy Owner may allocate amounts in his or her Policy Account for investment to either the Guaranteed Interest Division, which pays interest at a declared rate, or to any one or more of the investment divisions of the Separate Account, or both. The current investment divisions are:
     Money Market
     High Income
     Equity-Income
     Growth
     Overseas
     Investment Grade Bond
     Asset Manager
     Index 500
     Asset Manager: Growth
     Contrafund

Amounts allocated to any of the investment divisions are invested by American Franklin in shares of a corresponding portfolio of the Variable Insurance Products Fund or of the Variable Insurance Products

Fund II (individually, a "Fund," and collectively, the "Funds"), each of which is a "series" type mutual fund. The portfolios of the Funds have different investment objectives, policies and risks. See "Separate Account Investment Choices - The Funds," below.

     In order to effect allocations to the investment divisions of the Separate Account, American Franklin will purchase and redeem shares of the corresponding portfolios of the Funds according to the Policy Owner's premium and deduction allocation percentages, respectively. The shares of the Funds are sold exclusively to separate accounts of insurance companies. Purchase and redemption of shares will be made at net asset value through Fidelity Distributors Corporation ("FDC") acting as distributor for the Funds.

     Fidelity Management & Research Company ("Fidelity Management") is the investment manager of the Funds. Fidelity Management is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. See "Separate Account Investment Choices - The Investment Manager of the Funds," below, for information concerning the advisory fees that the Funds pay to Fidelity Management.

     Fidelity is one of America's largest investment management organizations. It includes a number of different companies, which provide a variety of financial services and products. Each portfolio of the Funds employs various Fidelity companies to perform certain activities required for its operation.


     Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1996, Fidelity Management advised funds having more than __ million shareholder accounts with a total value of more than $___ billion.


     For a full description of the Funds, see the Prospectus of the Funds, which is attached to this Prospectus, and the Statements of Additional Information of the Funds referred to therein.

     See also "Separate Account Investment Choices" and "The Guaranteed Interest Division," below.

                            DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS

     A deduction for any applicable taxes is made from premium payments. The amount of tax will vary from one jurisdiction to another. Taxes currently range up to 5%. In addition, American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year until total premiums for the policy year equal the Target Premium. This deduction is designed to recover some expenses of distributing policies. A contingent deferred sales charge may also be imposed during the first ten policy years if a policy is surrendered or lapses or the Face Amount is reduced. After such deduction, the balance (the "net premium") is placed in the Policy Account. See "Deductions and Charges-Deductions from Premiums" and "Deductions and Charges-Surrender Charge," below.

CHARGES AGAINST THE POLICY ACCOUNT


     Certain amounts are charged against every Policy Account by American Franklin at the beginning of each policy month. These are:


          an administrative charge (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect);

          a charge for additional benefits, if any; and

          a cost of insurance charge, which is based on the Insured Person's age, sex and risk class, and the amount of insurance.

     American Franklin guarantees that the monthly administrative and cost of insurance charges against the Policy Account will never be more than the maximum amounts shown in each policy.

     In addition, charges will be made upon each of the following:

          a partial withdrawal of Net Cash Surrender Value (currently $25 or 2% of the amount withdrawn, whichever is less);

          an increase in the Face Amount of insurance (currently a $1.50 administrative charge for each $1,000 increase, up to a maximum charge of $300); or

          a transfer between investment divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer).

     The Policy Owner generally may specify the manner in which charges against the Policy Account are to be allocated. See "Deductions and Charges-Charges Against the Policy Account" and "Deductions and Charges-Other Transaction Charges," below.

     CHARGES AGAINST THE SEPARATE ACCOUNT

     American Franklin imposes a daily charge at an effective annual rate of .75% of the value of the assets in the investment divisions of the Separate
Account for certain mortality and expense risks that American Franklin assumes. In addition, the value of the assets in the investment divisions of the Separate Account will be effected by investment management fees and other direct expenses of the Funds. See "Deductions and Charges-Charges Against the Separate Account," below.

SURRENDER CHARGE

     During the first ten policy years, a surrender charge will be deducted from the Policy Account if:

          the policy is surrendered for its Net Cash Surrender Value; or

          the policy is permitted to lapse at the end of a grace period.

          Any request for a reduction of the Face Amount of a policy during the first ten policy years will be considered a partial surrender and a pro rata portion of the surrender charge will be deducted. The maximum total surrender charge applicable to a particular policy is specified in the policy and is approximately equivalent to 50% of one "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the Insured Person. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge will equal 25% of actual premiums paid during the first policy year up to one target premium plus 9% of all other premiums actually paid. The surrender charge is a contingent deferred sales charge designed to recover some expenses of distributing policies which are surrendered in their early years. See "Deductions and Charges-Surrender Charge," below. The expenses of distributing policies are also recovered through a sales expense deduction in the amount of 5% of each premium paid during any policy year until total premiums for that policy year equal the Target Premium. See "Deductions and Charges-Deductions from Premiums," below.

OTHER TRANSACTION CHARGES

     Charges will also be imposed for certain illustrations of expected death benefits and policy account values. See "Deductions and Charges - Other Transaction Charges."

                                 POLICY ACCOUNTS

TRANSFERS AMONG INVESTMENT DIVISIONS

     A Policy Owner may transfer amounts in the Policy Account among the investment divisions. Transfers among investment divisions of the Separate Account or into the Guaranteed Interest Division take effect on the date American Franklin receives the request for transfer from the Policy Owner. Transfers out of the Guaranteed Interest Division may be made only on or within 30 days after a policy anniversary and are limited in amount. Minimum amounts are required for each transfer, usually $500. If more than four transfers a policy year are made, an administrative charge may be deducted from the Policy Account. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions and "The Guaranteed Interest Division-Transfers from the Guaranteed Interest Division," below.

BORROWING AGAINST THE POLICY ACCOUNT


     The Policy Owner may borrow a total amount up to 90% of the Cash Surrender Value of his policy using the policy as security for the loan. A minimum loan amount, usually $500, will be stated in the policy. Policy loan interest accrues daily at a rate adjusted annually. For more information see "Policy Account Transactions-Borrowing from the Policy Account," below. Loans are deducted from the amount payable on surrender of the Policy and are also deducted from any death benefit payable. Loan interest accrues daily and, if it is not repaid each year, it is capitalized. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse. If the Policy is not a modified endowment contract, lapse of the Policy with loans outstanding may result in adverse tax consequences. (See "Federal Tax Considerations.")


WITHDRAWING CASH FROM THE POLICY ACCOUNT

     After a policy has been in effect for a year, the Policy Owner may make a partial withdrawal of Net Cash Surrender Value from the Policy Account. The current minimum withdrawal is $500, and each withdrawal is subject to certain other requirements. A charge (currently $25 or 2% of the amount withdrawn, whichever is less) will be deducted from the Policy Account for each withdrawal. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

SURRENDERING THE POLICY FOR CASH

     Each EquiBuilder III policy has a Cash Surrender Value, which is the difference between the value of the Policy Account and any surrender charge which applies during the first ten policy years. If the policy is surrendered for cash, the Policy Owner will receive the Net Cash Surrender Value, which is the Cash Surrender Value less any outstanding loan and loan interest due. See "Policy Account Transactions-Surrendering the Policy for Its Net Cash Surrender Value," below. During the initial policy years, the applicable surrender charge may represent a substantial portion of the premiums paid. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums," below.

              ADDITIONAL INFORMATION ABOUT EQUIBUILDER III POLICIES

RIGHT TO EXAMINE THE POLICY

     The Policy Owner has the right to examine the policy and to return it to American Franklin for a refund. A refund request must be postmarked by the latest of:

          10 days after the Policy Owner receives the policy;
          10 days after American Franklin mails the Policy Owner a notice of this right; or
          45 days after the Policy Owner signed the application for the policy.

See "Additional Information About EquiBuilder III Policies-Right to Examine the Policy," below.


FEDERAL TAX CONSIDERATIONS OF EQUIBUILDER III POLICIES

     Generally, the death benefit paid to the beneficiary of a policy is not subject to federal income tax. In addition, under current federal tax law, the Policy Owner does not have to pay income tax on any earnings in the Policy Account as long as they remain in the Policy Account. The federal tax treatment of distributions from a policy (including loans, assignments, pledges, partial withdrawals and distributions on maturity, lapse or surrender) may depend on whether the policy is treated as a "modified endowment contract." A policy will be treated as a modified endowment contract if, in general, the cumulative amount of premiums paid during specified periods exceeds certain levels relating to death benefits provided under the policy. See "Federal Tax Considerations," below.


LAPSE OF THE POLICY

     A policy can lapse if the Net Cash Surrender Value is insufficient to pay monthly charges. This situation can result even while a Policy Account has positive value if potential surrender charges and policy loans are large enough so that there is not enough left to cover monthly charges. Payment of planned premiums does not guarantee the continuation of the policy. Also, failure to pay premiums will not automatically cause the policy to terminate. However, additional premium payments will be needed if the Net Cash Surrender Value is not sufficient to pay monthly charges. American Franklin will give the Policy Owner notice that additional premiums are required before a policy is terminated. See "Additional Information About EquiBuilder III Policies-Lapse of the Policy," below.

INQUIRIES AND NOTICES


     All inquiries and notices regarding the policies should be directed to American Franklin at its Administrative Office at #1 Franklin Square, Springfield, Illinois 62713-0001. Currently, certain transactions under the policies may be effected by telephone. American Franklin reserves the right to suspend telephone transaction privileges at any time. American Franklin will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if these procedures are followed, will not be liable for any losses due to unauthorized or fraudulent instructions. Procedures followed for telephone transactions may involve requiring some form of personal identification, providing written confirmation of the transaction, and recording telephone instructions.


                 RATES OF RETURN OF THE PORTFOLIOS OF THE FUNDS


     The rates of return shown below are based on the investment performance, after expenses, of the portfolios of the Funds for the periods ending December 31, 1996. The rates of return shown below do not account for deductions made by American Franklin from premiums. These consist of a deduction for premium taxes and a sales expense deduction in the amount of 5% of each premium paid during any policy year until total premiums for that policy year equal the Target Premium. The rates of return shown below also do not account for American Franklin's insurance and administrative charges, or the mortality and expense risk charge of .75% per annum. Also, these rates do not reflect the surrender charge which applies during the first ten policy years. These rates of return are not a prediction or a guarantee of future investment performance, and would be lower if they reflected deductions from premiums, insurance and administrative charges, the mortality and expense risk charge, and the surrender charge. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" for illustrations of how the Policy works, including the effect of these deductions and charges.


     Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the portfolios over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a portfolio.


     The following chart shows each portfolio's total returns for the periods ended December 31, 1996:

                            Average Annual Total Returns
                            -----------------------------
                                 One Year  Five Years  Ten Years  Life of Fund
                                 --------  ----------  ---------  ------------
Money Market Portfolio
High Income Portfolio
Equity-Income Portfolio
Growth Portfolio
Overseas Portfolio
Investment Grade Bond Portfolio
Asset Manager Portfolio
Index 500 Portfolio
Asset Manager:  Growth
Contrafund
(a)  Commenced operations on April 1, 1982
(b)  Commenced operations on September 19, 1985
(c)  Commenced operations on October 9, 1986
(d)  Commenced operations on January 28, 1987
(e) Commenced operations on December 5, 1988 (formerly called the Short-Term Portfolio)
(f)  Commenced operations on September 6, 1989
(g)  Commenced operations on August 27, 1992
(h)  Commenced operations on January 3, 1995


     If Fidelity Management had not reimbursed certain portfolio expenses for the portfolios during these periods, the total returns would have been lower.

    DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER III POLICIES

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY


     The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin has another separate account (Separate Account VUL) which issues interests in variable insurance policies having policy features that are similar to those of EquiBuilder III policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in Separate Account VUL. American Franklin also has a separate account which issues interests in variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.


     American Franklin is a wholly-owned subsidiary of The Franklin Life Insurance Company ("The Franklin"). The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884.
The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life and health insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its home office is located at #1 Franklin Square, Springfield, Illinois 62713. The Franklin is not the issuer of the policies offered by this Prospectus, however, it has certain indirect obligations in respect to those policies arising from The Franklin's undertakings to the issuer, American Franklin, as a reinsurer of portions of the death benefits provided under the policies.


     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company, owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life Insurance Company is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.



     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. American General was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     American General has advised American Franklin that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of January 29, 1997.


                    THE FEATURES OF EQUIBUILDER III POLICIES

HOW EQUIBUILDER III POLICIES DIFFER FROM WHOLE LIFE INSURANCE


     EquiBuilder III policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. EquiBuilder III policies are different from traditional whole life insurance in that the Policy Owner is not required to pay scheduled premiums and may, within limits, choose the amount and frequency of premium payments. EquiBuilder III policies also provide for two different types of death benefit options and the Policy Owner may change options. Another feature of EquiBuilder III policies which is not available under traditional whole life insurance is that the Policy Owner generally has the ability to increase or decrease the Face Amount without purchasing a new policy. However, evidence of insurability may be required. In addition, the Policy Owner may direct the investment of net premiums, which will determine, in part, the value of the Policy Account.


DEATH BENEFITS


     American Franklin will pay a death benefit (net of any policy loan and loan interest and any overdue charges) to the beneficiary of a policy when the Insured Person dies. The Policy Owner may choose from two death benefit options: Option A and Option B. Option A provides a benefit that equals the Face Amount of the policy. Except as described below, the Option A benefit is fixed. Option B provides a benefit that equals the Face Amount of the policy plus the amount in the Policy Account on the day the Insured Person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in the Policy Account. Option B entails a higher monthly cost of insurance charge than Option A and will cause the value of the Policy Account, and hence the Net Cash Surrender Value of the policy, to be less than if Option A were chosen, all other things being equal.


     Under both options, an alternate death benefit based on provisions of the federal income tax law applies if it would provide a greater benefit (before deductions for any outstanding policy loan and loan interest) than the option selected. This benefit is a percentage multiple of the amount in the Policy Account. The percentage declines as the Insured Person gets older. The benefit will be the amount in the Policy Account on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease by a ratable portion for each full year.

                             Table of Death Benefits
                         Based On Policy Account Values
-------------------------------------------------------------------------------
                                             MINIMUM DEATH BENEFIT AS PERCENTAGE
          INSURED PERSON'S AGE                      OF THE POLICY ACCOUNT
-------------------------------------------------------------------------------
               40 or under                                  250%
               45                                           215
               50                                           185
               55                                           150
               60                                           130
               65                                           120
               70                                           115
               75 to 90                                     105
               95                                           100


     For example, if the Insured Person were 40 years old and the amount in the Policy Account were $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a policy to qualify as life insurance. See "Federal Tax Considerations," below.

     Under either Option A or Option B, the length of time a policy remains in force depends on the Net Cash Surrender Value of the policy. Because the charges that maintain the policy are deducted from the Policy Account, coverage will last as long as the Net Cash Surrender Value (the amount in the Policy Account minus the surrender charge and any outstanding policy loan and loan interest) can cover these deductions. (See "Additional Information about EquiBuilder III Policies-Lapse of the Policy," below.) The investment experience (which may be either positive or negative) of any amounts in the investment divisions of the Separate Account and the interest earned in the Guaranteed Interest Division will affect the amount in the Policy Account. As a result, the returns from these divisions will affect the length of time a policy remains in force. See "Policy Account Value," below.


     Policy Owners who prefer to have insurance coverage that varies with the investment experience of their Policy Account should choose Option B. In no event will the death benefit under Option B be less than the greater of the Face Amount of the policy or the alternate death benefit described above (in either case, less any outstanding policy loan and loan interest). Policy Owners who prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges should choose Option A.

POLICY ISSUANCE INFORMATION

     American Franklin will not issue a new policy having a Face Amount that is less than $50,000 nor will it issue a policy in respect of an Insured Person who is older than 75.

     No insurance under a policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

     See "The Features of EquiBuilder III Policies-Flexible Premium Payments" and "Distribution of the Policies-Applications," below for additional information concerning procedures for obtaining a policy.

MATURITY BENEFIT

     If the Insured Person is still living on the policy anniversary nearest his or her 95th birthday, American Franklin will pay the Policy Owner the amount in the Policy Account net of any outstanding loan and loan interest. The policy will then end.

CHANGES IN EQUIBUILDER III POLICIES

     EquiBuilder III policies provide the Policy Owner flexibility to choose from a variety of strategies, described in the sections that follow, which enable the Policy Owner to increase or decrease his or her insurance protection.


     A reduction in Face Amount lessens emphasis on the policy's insurance coverage by reducing both the death benefit and the amount at risk (the difference between the current death benefit under the policy and the amount of the Policy Account). The reduced amount at risk results in lower cost of insurance charges against the Policy Account. See "The Features of EquiBuilder III Policies-Changing the Face Amount of Insurance," below. A partial withdrawal of Net Cash Surrender Value reduces the Policy Account and death benefit while providing a cash payment, but does not reduce the amount at risk or the cost of insurance charges. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below. Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged; under Option B, it will decrease the death benefit while leaving the amount at risk and the cost of insurance charge unchanged. See "The Features of EquiBuilder III Policies-Flexible Premium Payments," below.


     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. See "The Features of EquiBuilder III Policies-Changing the Face Amount of Insurance," below. Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the amount at risk and cost of insurance charge unchanged. See "The Features of EquiBuilder III Policies-Flexible Premium Payments," below.

CHANGING THE FACE AMOUNT OF INSURANCE

     Any time after the first policy year while a policy is in force, the Policy Owner may change the policy's Face Amount. This may be done by sending a written request to American Franklin's Administrative Office. Any change will be subject to American Franklin's approval and the following conditions:

          If the Face Amount is to be increased, satisfactory evidence that the Insured Person is still insurable must be provided. American Franklin's current procedure if the Insured Person has become a more expensive risk is to ask the Policy Owner to confirm that he or she wishes to pay higher cost of insurance charges on the amount of the increase.

          Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, a one-time administrative charge for each increase will be made against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

          The Face Amount may not be reduced below the minimum American Franklin requires to issue a policy at the time of the reduction. Monthly charges against the Policy Account for the cost of insurance will decrease if the Face Amount is reduced. If the Face Amount is reduced during the first ten policy years, a pro rata share of the applicable surrender charge will be made against the Policy Account. See "Deductions and Charges-Surrender Charge," below.

     American Franklin's current procedure is to disapprove a requested decrease in the Face Amount if it would cause the alternate death benefit to apply. Instead, the Policy Owner will be requested to make a partial withdrawal of Net Cash Surrender Value from the Policy Account and then a decrease in the Face Amount. See "The Features of EquiBuilder III Policies-Death Benefits," below.

     American Franklin's current procedure, if the Policy Owner requests a Face Amount decrease when there has been a previous increase in the Face Amount, is to apply the decrease first against the most recent increase in the Face Amount. Decreases will then be applied to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a policy to become a "modified endowment contract." See "Federal Tax Considerations," below.

CHANGING DEATH BENEFIT OPTIONS

     At any time after the first policy year while a policy is in force, the Policy Owner may change the death benefit option by sending a written request to American Franklin's Administrative Office. If the death benefit is changed from Option A to Option B, the Face Amount will be decreased by the amount in the Policy Account on the date of the change. Such a change may not be permitted if it would reduce the Face Amount below the minimum American Franklin requires to issue a policy at the time of the reduction. If the death benefit is changed from Option B to Option A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change.

     No evidence of insurability will be required for the increase in the Face Amount that occurs when a change is made from Option B to Option A, nor will any charge be made for this increase. No surrender charge is made for the decrease in the Face Amount that occurs when a change is made from Option A to Option B. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see "Deductions and Charges-Charges Against the Policy Account-Cost of Insurance Charge," below).

WHEN POLICY CHANGES GO INTO EFFECT

     Any change in the Face Amount or death benefit option of a policy will go into effect at the beginning of the policy month following the date American Franklin approves a request for the change. After a request is approved, American Franklin will send the Policy Owner a written notice of the approval showing each change. The Policy Owner should attach this notice to his or her policy. American Franklin may also request that the policy be returned to its Administrative Office so that the appropriate changes may be made.

     In some cases, a change requested by the Policy Owner may not be approved because it might disqualify the policy as life insurance under applicable federal tax law. American Franklin will send the Policy Owner a written notice of its decision to disapprove any requested change for this reason. See "Federal Tax Considerations," below.

FLEXIBLE PREMIUM PAYMENTS

     The Policy Owner may choose the amount and frequency of premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each policy will show a "planned" periodic premium. The planned premium is determined by the Policy Owner within limits set by American Franklin when the Policy Owner applied for a policy and is not necessarily designed to equal the amount of premiums that will keep the policy in effect. Planned premiums are generally the amount the Policy Owner decides he or she wants to pay and can be changed at any time.

     The Policy Owner must pay a minimum initial premium on or before the date on which the policy is delivered by American Franklin. The insurance will not go into effect until American Franklin receives this minimum initial premium. American Franklin determines the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the policy and any additional benefits selected. The first premium payment may be made by check or money order payable to "The American Franklin Life Insurance Company." Any additional premiums should be made by check or money order payable to "The American Franklin Life Insurance Company" and should be sent directly to its Administrative Office.

     American Franklin will send the Policy Owner premium reminder notices based on the planned premium unless the Policy Owner requests American Franklin not to do so in his or her application or by writing to American Franklin's Administrative Office. Nevertheless, the Policy Owner may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, the Policy Owner may pay other premiums at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states may have different minimum premium payments.) American Franklin may increase this minimum upon 90 days' written notice. American Franklin may also reject premium payments in a policy year if the payments would cause the policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," below.

     If the Policy Owner stops paying premiums temporarily or permanently, the policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly charges against the Policy Account for the benefits selected. In addition, it should be noted that planned premiums may not be sufficient to maintain a policy because of investment experience, policy changes or other factors.

     The tables set forth below under "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" illustrate how the key financial elements of EquiBuilder III policies work. The tables show death benefits and Policy Account and Cash Surrender Values with Face Amounts and planned annual premiums of different amounts for Insured Persons of different ages.

ADDITIONAL BENEFITS

     A policy may include additional benefits. A charge will be made against the Policy Account monthly for each additional benefit. These benefits may be cancelled at any time. More details will be included in the policy if any of these benefits are selected. The following additional benefits are currently available:

          DISABILITY WAIVER BENEFIT.   With this benefit, monthly charges from
     the Policy Account are waived if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the policy anniversary nearest the Insured Person's 60th birthday, American Franklin will waive monthly charges for life as long as the disability continues.
     If the disability starts after that, the charges will be waived only up to the policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

          ACCIDENTAL DEATH BENEFIT.   American Franklin will pay an additional
     benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the policy anniversary nearest his or her 70th birthday.

          CHILDREN'S TERM INSURANCE.   This benefit provides term life insurance
     on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children, who have not yet reached their eighteenth birthdays. The charge for this benefit covers all children under eighteen. They are covered only until the Insured Person reaches age 65 or the child reaches age 25, whichever first occurs.

          TERM INSURANCE ON AN ADDITIONAL INSURED PERSON.   Term insurance may
     be obtained for another person, such as the Insured Person's spouse, under a policy. A separate charge will be deducted for each additional insured person.

                      SEPARATE ACCOUNT INVESTMENT CHOICES


     After certain amounts are deducted from each premium, the balance, called the net premium, is put into the Policy Account established for each policy.
See "Deductions and Charges-Deductions from Premiums," below. The Policy Account will be invested in the Money Market division until the first business day fifteen days after the Issue Date of the policy. At that time, the Policy Account will be allocated to the Guaranteed Interest Division or to one or more of the investment divisions of the Separate Account or both, according to the directions provided in the policy application. These instructions will apply to any subsequent premium until the Policy Owner provides new instructions to American Franklin at its Administrative Office. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100. See "The Guaranteed Interest Division," below.


THE SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS

     The Separate Account was established on April 9, 1991 under the Insurance Law of the State of Illinois, and is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company. The Separate Account meets the definition of a "separate account" under federal securities laws. The Separate Account has several investment divisions, each of which invests in shares of a corresponding portfolio of the Variable Insurance Products Fund or of the Variable Insurance Products Fund II (individually, a "Fund," and collectively, the "Funds"). Currently, Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth and Contrafund divisions are available for investment under EquiBuilder III policies. The Separate Account also issues interests under EquiBuilder II variable life insurance policies, which have policy features that are similar to those of EquiBuilder III policies but which have a different sales charge structure.

THE FUNDS

     Each of the Funds is a diversified open-end management investment company, more commonly called a mutual fund. As "series" type mutual funds, they issue several different "series" of stock, each of which relates to a different Fund portfolio. The Funds currently have an aggregate of ten portfolios, each of which has different investment objectives, policies and risks.

     The Funds do not impose a sales charge or "load" for buying and selling their shares. The Funds' shares are bought and sold by the Separate Account at net asset value pursuant to agreements between American Franklin, the Funds and the Funds' principal underwriter, Fidelity Distributors Corporation ("FDC"), 82 Devonshire Street, Boston, Massachusetts 02109. The Bank of New York, 110 Washington Street, New York, New York, is custodian of Money Market, High Income and Investment Grade Bond Portfolio's assets; The Chase Manhattan Bank N.A., 1211 Avenue of the Americas, New York, New York 10036, is custodian of Equity-Income, Overseas, Asset Manager and Asset Manager: Growth Portfolios' assets; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of Growth, Index 500 and Contrafund Portfolios' assets. The custodians take no part in determining the investment policies of the portfolios or in deciding which securities are purchased or sold by the portfolios.

     The Funds sell their shares to separate accounts of insurance companies. See "Voting Rights of a Policy Owner-Voting Privileges of Participants in Other Separate Accounts" for information about measures that will be taken to protect Policy Owners in the event of a conflict of interest between the Separate Account and other separate accounts that invest in the Funds.

     More detailed information about the Funds, their investment policies, risks, expenses and all other aspects of their operations appears in their Prospectus, which is attached to this Prospectus, and in their Statements of Additional Information referred to therein.

INVESTMENT POLICIES OF THE PORTFOLIOS OF THE FUNDS

     Each portfolio of the Funds has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. The investment experiences of the divisions of the Separate Account depend on the performances of the corresponding portfolios. The investment objectives, policies, restrictions and risks of the portfolios of the Funds are described in detail in the Prospectus for the Funds, which is attached to this Prospectus, and in the Funds' Statements of Additional Information. The policies and objectives of the portfolios of the Variable Insurance Products Fund corresponding to the divisions currently available for investment under EquiBuilder III policies may be summarized as follows:

          MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high-quality U.S. dollar denominated money market securities of domestic and foreign issuers.

          HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high yielding, lower rated, fixed-income securities, while also considering growth of capital. The portfolio may purchase lower-quality bonds which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investment in these securities, please see the Prospectus for the Funds, which is attached to this Prospectus.

          EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

          GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities including bonds and preferred stocks.

          OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

     The policies and objectives of the portfolios of the Variable Insurance Products Fund II corresponding to the divisions currently available for investment under EquiBuilder III policies may be summarized as follows:

          INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The portfolio will maintain dollar-weighted average portfolio maturity of ten years or less.

          ASSET MANAGER PORTFOLIO seeks a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          INDEX 500 PORTFOLIO seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price Index, while keeping transaction costs and other expenses low.

          ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return over the long term through investments in stocks, bonds and short-term instruments.

          CONTRAFUND PORTFOLIO seeks to increase the value of investments over the long term by investing in securities of companies that are undervalued or out-of-favor.

     Except for the Money Market, Investment Grade Bond and Index 500 Portfolios, the portfolios may purchase lower-quality bonds which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). These securities are highly speculative. Lower-quality bonds involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. This is an aggressive approach to income investing. For a discussion of the risks of investment in these securities, please see the Prospectus for the Funds, which is attached to this Prospectus.

     There is no guarantee that any portfolio of the Funds will achieve its objective. In addition, the Funds' Prospectus advises that no single portfolio constitutes a balanced investment plan.

THE INVESTMENT MANAGER OF THE FUNDS

     Subject to the approval and supervision of the Funds' Boards of Trustees, Fidelity Management manages the day-to-day investment operations of the Funds and exercises overall responsibility for the investment and reinvestment of the Funds' assets. See the Prospectus of the Funds for a description of the experience and qualifications of Fidelity Management.

     Fidelity is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It includes a number of different companies, which provide a variety of financial services and products. Each portfolio of the Funds employs various Fidelity companies to perform certain activities required for its operation.


     Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Fidelity Management is a registered investment adviser under the Investment Advisers Act of 1940. As of December 31, 1996, Fidelity Management advised funds having more than __ million shareholder accounts with a total value of more than $____ billion. FMR Corp. is the ultimate parent of Fidelity Management and FDC. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the Investment Company Act of 1940 to form a controlling group with respect to FMR Corp.


     For managing each portfolio's investments and business affairs, each portfolio pays Fidelity Management a monthly fee. See the Prospectus and Statement of Additional Information of the Funds for a description of the way in which these fees are calculated. Each portfolio also pays fees to other companies affiliated with Fidelity Management for various services. Fidelity Management has entered into sub-advisory agreements with affiliated companies with respect to management of the High Income,

Overseas, Money Market, Asset Manager, Asset Manager: Growth and Contrafund Portfolios. The following table shows the management fees, other expenses and total annual expenses paid during fiscal 1996 by each portfolio, expressed as a percentage of average daily assets of each portfolio:



                                                                    Total Annual
     Portfolio                   Management Fee    Other Expenses     Expenses
     ---------                   --------------    --------------     --------

Money Market Portfolio

High Income Portfolio

Equity-Income Portfolio

Growth Portfolio

Overseas Portfolio

Investment Grade Bond Portfolio

Asset Manager Portfolio

Index 500 Portfolio

Contrafund Portfolio

Asset Manager: Growth Portfolio


(1) A portion of the brokerage commissions the Funds paid was used to reduce its expenses. Without this reduction total annual expenses would have been: for High Income Portfolio: ____%; for Asset Manager Portfolio: ____%; for Asset Manager: Growth Portfolio: ____%; and for Contrafund Portfolio: ____%.


(2) The Funds' expenses were voluntarily reduced by the Funds' investment adviser. Absent reimbursement, management fees, other expenses, and total expenses would have been: for Index 500 Portfolio: _____%, _____% and _____%, respectively; and for Asset Manager: Growth Portfolio: _____%, _____% and _____%, respectively.

     Fidelity Management may, from time to time, agree to reimburse a portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a portfolio's yield. If Fidelity Management discontinues a reimbursement arrangement, an affected portfolio's expenses will go up and its yield will be reduced. Fidelity Management retains the ability to be repaid by a portfolio for expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Repayment by a portfolio will lower its yield.

     See the Prospectus and the Statements of Additional Information of the Funds for more information about the services provided by and the fees paid to Fidelity Management and its affiliated companies.

OWNERSHIP OF THE ASSETS OF THE SEPARATE ACCOUNT

     Under Illinois law, American Franklin owns the assets of the Separate Account and uses them to support EquiBuilder III policies, other existing variable life policies and other variable life policies it may issue in the future. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of American Franklin. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division. In addition to premiums from EquiBuilder III policies, American Franklin may allocate premiums from other policies to the Separate Account. These policy owners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. American Franklin may also permit charges owed to it to stay in the Separate Account. Thus, American Franklin may also participate proportionately in the Separate Account. These accumulated amounts belong to American Franklin and American Franklin may transfer them from the Separate Account to its General Account at any time.

     RIGHT TO CHANGE OPERATIONS

     American Franklin reserves the right to change or add investment companies in which Policy Accounts will be invested and to modify how it or the Separate Account operates. American Franklin intends to comply with applicable law in making any changes and, if necessary, will seek Policy Owner approval. American Franklin has the right to:

          add investment divisions to, or remove investment divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to EquiBuilder III policies from one investment division and put them into another;

          register or end the registration of the Separate Account under the Investment Company Act of 1940;

          operate the Separate Account under the direction of a committee or discharge such a committee at anytime (the committee may be composed entirely of persons who are "interested persons'' of American Franklin within the meaning of the Investment Company Act of 1940);

          restrict or eliminate any voting rights of Policy Owners or other people who have voting rights that affect the Separate Account;

          operate the Separate Account or one or more of its investment divisions in any other form the law allows, including a form that allows the Separate Account to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly, rather than through an investment company. American Franklin may invest the assets of the Separate Account in any legal investments. In choosing these investments American Franklin will rely on its own or outside counsel for advice. In addition, American Franklin may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently; and

          modify the provisions of the policies to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws.

          If any changes are made that result in a material change in the underlying investments of an investment division, Policy Owners will be notified as required by law. American Franklin may, for example, cause an investment division to invest in a mutual fund other than or in addition to the Funds. If, as a result of any such material change, a Policy Owner then wishes to transfer the amount of his or her Policy Account invested in one investment division to another division of the Separate Account or to the Guaranteed Interest Division, he or she may do so without charge, by giving written instructions to American Franklin at its Administrative Office. At the same time, the manner in which net premiums and deductions are allocated may be changed.

                             DEDUCTIONS AND CHARGES

     For information regarding other charges see also "Policy Account Transactions,'' below.

DEDUCTIONS FROM PREMIUMS

  Unless a loan is outstanding (see "Policy Account Transactions-Repaying the Loan,'' below), any payment received by American Franklin before the Final Policy Date is treated as a premium. The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. Applicable taxes and a sales expense deduction (subject to an annual maximum deduction) are deducted from all premiums. The balance of each premium (the net premium) is placed in the Policy Account.

     All states and certain other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. Taxes currently range up to 5%. American Franklin deducts the applicable tax from each premium payment. This is a tax to American Franklin, so the Policy Owner cannot deduct it on his or her income tax return. The amount of the tax will vary depending on the jurisdiction in which the Policy Owner resides. Since the tax is a percentage of the premium, the amount of the tax will also vary with the amount of the premium. This deduction for taxes will be increased or decreased to reflect any changes in the applicable tax based on premiums. In addition, if a Policy Owner changes his or her place of residence, the deduction will be changed to the tax rate of the new jurisdiction. The Policy Owner should notify American Franklin if he or she changes residence.

     American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year until the total premiums for the policy year equal the Target Premium. (See "Definitions,'' above, and "Deductions and Charges-Surrender Charge,'' below, for more information concerning the Target Premium). No sales expense deduction is made for premiums in excess of a Target Premium paid during that policy year. During the next policy year, American Franklin will again make a sales expense deduction equal to 5% of each premium until total premiums paid during that policy year equal the Target Premium. A Policy Owner can reduce aggregate sales expense deductions by concentrating premium payments in a few policy years so that the premiums paid in each of those years exceed a target premium. However, concentration of premium payments during a policy's early policy years, and in particular during the first policy year, may increase the contingent deferred sales charge that will be imposed if the policy is surrendered or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years. See "Deductions and Charges - Surrender Charge,'' below. In addition, concentration of premium payments during the first seven policy years can increase the likelihood that a policy will be considered a modified endowment contract. See "Federal Tax Considerations - Policy Proceeds,'' below.

     Sales expense deductions are made to help recover some expenses of distributing the EquiBuilder III policies. These expenses include agents' commissions and the printing of the EquiBuilder III prospectus and sales literature. Sales expenses are also recovered through a contingent deferred sales charge, which will be imposed if the policy is surrendered or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years. The amount of sales expense deductions and contingent deferred sales charges in any policy year is not necessarily related to actual sales expenses in that year. See "Deductions and Charges-Surrender Charge,'' and "Distribution of the Policies,'' below.

CHARGES AGAINST THE POLICY ACCOUNT

     At the beginning of each policy month, the following charges are made against each Policy Account. Additional charges against amounts in the Separate Account are described under "Deductions and Charges-Charges Against the Separate Account," below.


     ADMINISTRATIVE CHARGE. The current charge is $6 per month. This charge is designed to cover the continuing costs of maintaining the EquiBuilder III policies, such as premium billing and collection, claim processing, policy transactions, record keeping, communications with Policy Owners and other expenses and overhead. This charge may be raised to reflect higher costs, but American Franklin guarantees it will never be more than $12 per month. At the beginning of each of the first twelve policy months that a policy is in effect, an additional administrative charge of $24 per month will be deducted. This charge permits American Franklin to recover the costs of issuance and placement of the policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class).



     COST OF INSURANCE CHARGE. The monthly cost of insurance is American Franklin's current monthly cost of insurance rate multiplied by the amount at risk at the beginning of the policy month divided by $1,000. The amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month is increased due to the requirements of federal tax law (see "The Features of EquiBuilder III Policies-Death Benefits,'' above), the amount at risk for the month will also increase. For this purpose the amount of each Policy Account is determined before deduction of the cost of insurance charge but after all other charges due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing age of the Insured Person.


     The cost of insurance rate is based on the sex, age and risk class of the Insured Person and the Face Amount size band of the policy at the time of the charge. American Franklin may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular policy. The maximum charges are based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male non-tobacco user at various ages. In Montana and Massachusetts there will be no distinctions based on sex. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In addition, employers and Employee Organizations should consider the impact of Title VII of the Civil Rights Act of 1964 on the purchase of an EquiBuilder III policy in connection with an employment related insurance or benefit plan. See "Employee Benefit Plans,'' below. Where required, American Franklin will provide cost of insurance charges that do not distinguish between males and females.




            ILLUSTRATIVE TABLE OF MONTHLY COST OF INSURANCE RATES FOR
             MALE NON-TOBACCO (ROUNDED) PER $1,000 OF AMOUNT AT RISK
            ---------------------------------------------------------
                       $50,000 - $199,999              $200,000 AND OVER
                       FACE AMOUNT SIZE BAND         FACE AMOUNT SIZE BAND
                       ---------------------         ---------------------

     ATTAINED        GUARANTEED      CURRENT       GUARANTEED        CURRENT
        AGE         MAXIMUM RATE      RATE        MAXIMUM RATE        RATE
        ---         ------------      ----        ------------        ----
         5             $ .08          $ .08          $ .08          $ .08
        15               .11            .11            .11            .10
        25               .15            .10            .15            .10
        35               .18            .11            .18            .10
        45               .38            .20            .38            .17
        55               .88            .49            .88            .42
        65              2.14           1.42           2.14           1.20



For a male non-tobacco user, age 35, with a $100,000 Face Amount Option A policy, an initial premium of $1,000, and a 2% premium tax, the cost of insurance for the first month will be $10.90. This example reflects deduction of a 5% sales expense deduction and the current administrative charges ($6 per month plus the additional charge of $24 per month that applies for the first 12 policy months) and uses the current cost of insurance rate ($.11 per $1,000).


     CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits will be deducted monthly. These charges may be changed, but each policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     CHANGES IN MONTHLY CHARGES. Any changes in the cost of insurance, charges for additional benefits or administrative charges will be by class of Insured Person and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


CHARGES AGAINST THE SEPARATE ACCOUNT

     The amount in the Policy Account which is allocated to the investment divisions of the Separate Account will be reduced proportionately by the following fees and charges, which are allocated to the investment divisions of the Separate Account. These fees and charges will not be made against amounts allocated to the Guaranteed Interest Division.

     MORTALITY AND EXPENSE RISKS. American Franklin makes a charge for assuming mortality and expense risks. American Franklin guarantees that monthly administrative and cost of insurance deductions from the Policy Account will never be greater than the maximum amounts shown in the policy. The mortality risk assumed is that insured persons will live for shorter periods than estimated. When this happens, American Franklin has to pay a greater amount of death benefit than expected in relation to the cost of insurance charges it received. The expense risk assumed is that the cost of issuing and administering policies will be greater than expected. American Franklin makes a daily charge for mortality and expense risks at an effective annual rate of .75% of the value of the assets in the Separate Account attributable to EquiBuilder III policies. This charge is reflected in the unit values for the investment divisions of the Separate Account. See "Policy Account Value-Determination of Unit Value,'' below. If the money collected from this charge is not needed, it will be to American Franklin's gain.

     CHARGES AGAINST THE FUNDS. The Separate Account purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge. See "The Investment Adviser of the Funds,'' above and the Funds' Prospectuses and Statements of Additional Information for details concerning the Funds' investment management fees and other expenses.

     TAX RESERVE. American Franklin reserves the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment income of the investment divisions of the Separate Account. See "Federal Tax Considerations,'' below.

SURRENDER CHARGE

     If a policy is totally surrendered, or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years, a surrender charge is imposed as a means to recover sales expenses. See "Deductions and Charges-Deductions from Premiums,'' above, and "Distribution of the Policies,'' below. The amount of the surrender charge will vary depending on the policy year in which the redemption occurs and the amount of premium paid. No surrender charge will be applicable after the tenth policy year. If during the first ten policy years a policy is not surrendered or permitted to lapse and the Face Amount is not reduced, no surrender charge will be incurred.

     The surrender charge is a contingent deferred sales load. It is a contingent load because it is imposed only if the Policy Owner surrenders his or her policy (or reduces its Face Amount or lets it lapse) during the first ten policy years. It is a deferred load because it is not deducted from premiums. The amount of the load in a policy year is not necessarily related to actual sales expense in that year. See "Deductions and Charges-Deductions from Premiums,'' above, and "Distribution of the Policies,'' below.

     The surrender charge is the difference between the amount in a particular Policy Account and the Cash Surrender Value of the related policy during the first ten policy years.

     In the first ten policy years, a surrender charge will be imposed if the Policy Owner:

          totally surrenders his or her policy for its Net Cash Surrender Value;

          reduces the Face Amount of his or her policy; or

          lets his or her policy lapse.

     Surrender charges are based on "Target'' Premiums. Target Premiums are not based on the "planned'' premium the Policy Owner determines. See "The Features Of EquiBuilder III Policies - Flexible Premium Payments.'' Target Premiums are based on the age and sex of the Insured Person and the initial Face Amount of the policy. In general, a Target Premium would equal the amount of annual premium necessary to maintain a fixed-benefit whole life policy for the same face amount on the life of the Insured Person.

     The maximum surrender charge for a policy will be shown on the Policy Information page of a policy and will equal 50% of one Target Premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge. After the end of the tenth policy year, there is no surrender charge.

     Subject to the maximum surrender charge, the surrender charge is calculated based on actual premium payments. The surrender charge equals 25% of premium payments made during the first policy year up to the amount of one Target Premium and 9% of any additional premiums paid during the first ten policy years, but not more than 50% of one Target Premium.

     Paying less than one Target Premium in the first policy year will reduce the surrender charge only if not more than approximately five Target Premiums are paid before surrender or lapse (i.e., only if the maximum surrender charge is not reached). However, structuring payments in this manner will increase the risk that a policy will lapse (and that a surrender charge will be incurred that would not have been incurred if the policy had remained in force). If payments are structured in this manner, the amounts in the Policy Account would need to receive favorable investment performance for the policy not to lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk). Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended.

     EXAMPLE: Assume the purchase of a $200,000 initial Face Amount policy for a male age 40. This policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each policy year. The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the policy were to occur during the indicated policy year:

DURING YEAR        PREMIUM    CHARGE     PREMIUM      CHARGE    PREMIUM   CHARGE

    1              $3,000     $  635     $2,280     $  570     $1,140     $  285
    2               3,000        905      2,280        775      3,420        593
    3               3,000      1,140      2,280        980      2,280        790
    4               3,000      1,140      2,280      1,140      2,280      1,003
    5               3,000      1,140      2,280      1,140      2,280      1,140
    6               3,000      1,140      2,280      1,140      2,280      1,140
    7               3,000        912      2,280        912      2,280        912
    8               3,000        684      2,280        684      2,280        684
    9               3,000        456      2,280        456      2,280        456
   10               3,000        228      2,280        228      2,280        228


The maximum surrender charge will be reduced by the amount of any pro rata surrender charge previously imposed in connection with a decrease in the Face Amount of a policy.


     During the first ten policy years, a decrease in the Face Amount of a policy may be considered a partial surrender and American Franklin will deduct a portion of the surrender charge. If the Face Amount of a policy is increased and then decreased, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount at the Issue Date). Generally, the pro rata surrender charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge which would apply if the policy were surrendered.

     For example, assume that a policy is issued for a male age 40 with a Face Amount of $200,000. In the third policy year, the Policy Owner decides to decrease this Face Amount by $100,000. Assume also that an annual premium of $3,000 was paid for each of the first three policy years and that the maximum surrender charge for the third policy year is $1,140. To determine the portion of the surrender charge:

          Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 DIVIDED BY $200,000 = .5)

          Then multiply this fraction by the maximum surrender charge in effect before the decrease.

          Pro rata surrender charge = .5 x $1,140 = $570.

     Thus, the Policy Owner would be charged $570 for decreasing the Face Amount of this policy from $200,000 to $100,000 during the third policy year. The maximum surrender charge payable in the future will be reduced proportionately. American Franklin would send the Policy Owner a new Policy Information page that shows the new maximum charges. The Policy Owner will pay the maximum only if he or she surrenders the policy or lets the policy lapse after paying enough premiums to reach the maximum.

OTHER TRANSACTION CHARGES

     In addition to the deductions and charges described above, fees for certain policy transactions are charged against the Policy Account:

          PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. There is an administrative charge that is currently $25 or 2% of the amount withdrawn, whichever is less, each time a partial withdrawal is made. See "Policy Account Transactions-Withdrawing Money from the Policy Account,'' below.

          INCREASE IN THE FACE AMOUNT OF INSURANCE. There is an administrative charge that is currently $1.50 for each $1,000 of increase up to a maximum charge of $300. See "The Features of EquiBuilder III Policies-Changes in EquiBuilder III Policies,'' above.

          TRANSFERS. If more than four transfers of Policy Account value are made in a policy year among investment divisions, a charge of up to a maximum of $25 for each additional transfer in that policy year may be made. However, if all of the assets are transferred to the Guaranteed Interest Division, no transfer charge will be imposed. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions,'' below. A request for transfer involving the simultaneous transfer of funds from or to more than one investment division will be considered one transfer.

          ILLUSTRATIONS. If, after a policy is issued, a Policy Owner requests more than one illustration of projected death benefits and Policy Account and Cash Surrender Values in a policy year, a fee may be charged. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values and Accumulated Premiums," below.

The fees for partial withdrawals, increases in face amount and transfers are guaranteed never to exceed the amounts stated above. See also "Deductions and Charges-Surrender Charge," above.

ALLOCATION OF POLICY ACCOUNT CHARGES

     Generally, charges against each Policy Account for monthly charges or certain transaction fees are allocated among the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages specified by the Policy Owner in his or her application or in accordance with subsequent instructions received by American Franklin from the Policy Owner. However, deductions for the first policy month will generally be made from the Money Market division. See "Separate Account Investment Choices."

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. A Policy Owner may change deduction allocation percentages by giving instructions to American Franklin at its Administrative Office. Changes will be effective as of the date they are received by American Franklin.

     Charges for partial withdrawals of Net Cash Surrender Value and transfers of Policy Account values will be subtracted equally among the divisions from which the transactions were made. If American Franklin cannot make a charge as described above, it will make the charge based on the proportion that the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the investment divisions of the Separate Account bear to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the various investment divisions of the Separate Account. The amount in a Policy Account also reflects various deductions and charges. Monthly charges are made as of the first day of each policy month. Transaction charges or surrender charges are made as of the effective date of the transaction (for example, administrative charges for increases in Face Amount are made as of the next monthly policy anniversary after American Franklin approves the Policy Owner's request).

     Charges against the Separate Account are reflected daily. Any amount allocated to an investment division of the Separate Account will increase or decrease depending on the investment experience of that division. For amounts allocated to the investment divisions of the Separate Account, there is no guaranteed minimum cash value. The value of amounts in a Policy Account allocated to the Guaranteed Interest Division is guaranteed. See "The Guaranteed Interest Division," below.

AMOUNTS IN THE SEPARATE ACCOUNT


     Amounts allocated, transferred or added to the investment divisions of the Separate Account are used to purchase units representing undivided interests in the various divisions. The amount in each division is represented by the value of the units credited to the Policy Account for that division. The number of units purchased or redeemed in an investment division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the date of the transaction (see "Additional Information About EquiBuilder III Policies-Policy Periods, Anniversaries, Dates and Ages,'' below, regarding the date that the net amount of the initial premium is credited to the Policy Account and interim allocation of the initial net premium and any other net premium received prior to the time that 15 days have elapsed after the Issue Date, and see "Policy Account Transactions'' and "The Guaranteed Interest Division-Transfers from the Guaranteed Interest Division,'' below, regarding the effective dates of Policy Account transactions). The number of units for an investment division at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding portfolio of a Fund, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the Fund's expenses. The unit values also reflect charges American Franklin makes against the Separate Account. The number of units credited to a Policy Account, however, will not vary because of changes in unit values. On any given day, the value a Policy Account has in an investment division of the Separate Account is the unit value times the number of units credited to the Policy Account in that division. The units of each investment division of the Separate Account have different unit values.


     Units of an investment division are purchased when the Policy Owner allocates premiums, repays loans or transfers amounts to that division. Units are redeemed or sold when the Policy Owner makes withdrawals or transfers amounts from an investment division of the Separate Account (including transfers for loans) and to pay the death benefit when the Insured Person dies. American Franklin also redeems units for monthly charges or other charges from the Separate Account.

DETERMINATION OF THE UNIT VALUE

     American Franklin determines unit values for each investment division of the Separate Account at the end of each business day. Generally, a business day is any day American Franklin is open and the New York Stock Exchange is open for trading. American Franklin will not process any policy transactions as of any day that is not a business day other than to issue a policy anniversary report, make monthly charge deductions and pay the death benefit under a policy. The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     American Franklin determines a net investment factor for each investment division every business day as follows:

          First, the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day is determined (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For this purpose, American Franklin uses the share value reported to it by the Fund;

          Next, any dividends or capital gains distributions paid by the Fund for the corresponding portfolio on that day are added;

          Then, this sum is divided by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day);

          Then, a daily asset charge for each calendar day between business days is subtracted (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .00002063, which is an effective annual rate of .75%. This charge is for mortality and expense risks assumed by American Franklin under the policy;

          Finally, any daily charge for taxes or amounts set aside as a reserve for taxes is subtracted.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                           POLICY ACCOUNT TRANSACTIONS

     The transactions described below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. The Policy Owner should consider the net effects before combining Policy Account transactions. See "The Features of EquiBuilder III Policies-Changes in EquiBuilder III Policies," above. Certain transactions also entail charges. For information regarding other charges, see "Deductions And Charges," above.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES


     A Policy Owner may change the allocation percentages of his or her net premiums or of his or her monthly deductions by giving instructions to American Franklin at its Administrative Office. These changes will go into effect as of the date American Franklin receives the request at its Administrative Office and will affect transactions on and after that date.


TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS


     A Policy Owner may transfer amounts from any investment division of the Separate Account to any other investment division of the Separate Account or to the Guaranteed Interest Division. A Policy Owner may make up to four transfers of Policy Account value among investment divisions of the Separate Account in each policy year without charge. Depending on the overall cost of performing these transactions, American Franklin may charge up to a current maximum of $25 for each additional transfer, except that no charge will be imposed for a transfer of all amounts in the investment divisions of the Separate Account to the Guaranteed Interest Division. If all amounts are in the Guaranteed Interest Division, the policy will not vary for investment experience. To make a transfer, the Policy Owner should give instructions to American Franklin at its Administrative Office.


     If a charge is imposed for making a transfer, American Franklin will allocate the charge as described under "Deductions And Charges-Allocation of Policy Account Charges,'' above. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.


     A transfer from an investment division of the Separate Account will take effect as of the date American Franklin receives instructions to make the transfer. The minimum amount American Franklin will transfer on any date will be shown on the Policy Information page in each policy and is usually $500.
This minimum need not come from any one investment division or be transferred to any one investment division as long as the total amount transferred that day equals or exceeds the minimum. However, American Franklin will transfer the entire amount in any investment division of the Separate Account even if it is less than the minimum specified in a policy. Policy Owners should note that future premiums will continue to be allocated to investment divisions of the Separate Account or the Guaranteed Interest Division in accordance with existing allocations unless instructions are also given with respect to changing them.


     Special rules apply to transfers from the Guaranteed Interest Division. See "The Guaranteed Interest Division-Transfers From The Guaranteed Interest Division,'' below.

BORROWING FROM THE POLICY ACCOUNT

     At any time that a policy has a Net Cash Surrender Value, the Policy Owner may borrow money from American Franklin using only his or her policy as security for the loan. The maximum aggregate amount that will be loaned is equal to 90% of the Cash Surrender Value of the policy on the date the request for a loan is received by American Franklin at its Administrative Office. Any new loan must be at least the minimum amount shown on the Policy Information page of a policy, usually $500. If the Policy Owner requests an additional loan, the amounts of any outstanding loan and loan interest will be added to the additional amount requested and the original loan will be cancelled. Thus, only one loan will be outstanding at any time. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that American Franklin expects will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations-Policy Proceeds,'' below, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS


  Requests for loans should be made to American Franklin at its Administrative Office. The Policy Owner may specify how much of the loan should be taken from the unloaned amount, if any, of his or her Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the investment divisions of the Separate Account. If a loan is requested from an investment division of the Separate Account, American Franklin will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts in each division will be determined as of the day American Franklin receives the request for a loan at its Administrative Office.


     If the Policy Owner does not specify how to allocate a loan, the loan will be allocated according to the Policy Owner's deduction allocation percentages. If the loan cannot be allocated based on these percentages, American Franklin will allocate it based on the proportions of the unloaned amount, if any, of the Policy Owner's Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each investment division of the Separate Account to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

     Interest on a policy loan accrues daily at an adjustable interest rate. American Franklin determines the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts borrowed during the year. American Franklin will notify the Policy Owner of the current rate when a loan is requested. American Franklin determines loan rates as follows. The maximum rate is the greater of:

          5-1/2% ; or

          the "Published Monthly Average'' for the month that ends two months before the interest rate is set. The "Published Monthly Average'' is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, American Franklin will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. American Franklin will not charge more than the maximum rate permitted by applicable law. American Franklin may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. American Franklin will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

     Interest is due on each policy anniversary. If interest is not paid when it is due, it will be added to the outstanding loan and allocated based on the deduction allocation percentages for the Policy Account then in effect. This means American Franklin makes an additional loan to pay the interest and transfers amounts from the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division to make the loan. If American Franklin cannot allocate the interest based on these percentages, it will allocate it as described above for allocating the loan.

REPAYING THE LOAN

     All or part of a policy loan may be repaid at any time while the Insured Person is alive and a policy is in force. While a policy loan is outstanding, American Franklin will apply all amounts it receives in respect of that policy to repayment of the policy loan unless the payment is accompanied by written instructions that it is to be considered a premium.

     American Franklin will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if a Policy Owner borrowed $500 from the Guaranteed Interest Division and $500 from the Equity-Income Division, no repayments may be allocated to the Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After this amount has been repaid, the Policy Owner may specify how subsequent repayments should be allocated. If the Policy Owner does not give instructions, American Franklin will allocate repayments based on current premium allocation percentages at the time repayment is made.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

     A loan against a policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the policy, even if the loan is repaid. When a loan is made against a policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the investment divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division.

     The interest rate for loaned amounts in the Guaranteed Interest Division is expected to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Generally, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4-1/2%. Each month, this interest is added to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the investment divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Money Market Division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Money Market Division. However, the $1,000 earns interest at a declared interest rate.

LAPSE OF THE POLICY

     A policy loan may also affect the amount of time that the insurance provided by a policy remains in force. For example, a policy may lapse more quickly when a loan is outstanding because the loaned amount cannot be used to cover the monthly charges that are made against the Policy Account. If these charges exceed the Net Cash Surrender Value of the policy, then the lapse provisions of the policy will apply. Since the policy permits loans up to 90% of the Cash Surrender Value, additional premium payments may be required to keep the policy in force if the maximum amount is borrowed. For more information about these provisions, see "Additional Information About EquiBuilder III Policies-Lapse of the Policy,'' below.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

     After a policy has been in effect for a year, the Policy Owner may request a partial withdrawal of the Net Cash Surrender Value by making a written request to American Franklin at its Administrative Office. Any withdrawal is subject to certain conditions. It must:

          be at least $500;

          not cause the death benefit to fall below the minimum for which American Franklin would issue the policy at the time (see "Policy Account Transactions-The Effects of a Partial Withdrawal,'' below); and

          not cause the policy to fail to qualify as life insurance under applicable tax law.

          The Policy Owner may specify how much of the withdrawal he or she wants taken from each investment division. If no instructions are given, American Franklin will make the withdrawal on the basis of the then current deduction allocation percentages. If American Franklin cannot withdraw the amount based on the Policy Owner's directions or on the deduction allocation percentages, American Franklin will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the investment divisions of the Separate Account to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account is in the Guaranteed Interest Division and 50% is in the Money Market Division and the Policy Owner wants to withdraw $1,000, American Franklin would take $500 from each division.

WITHDRAWAL CHARGES

     When a partial withdrawal of Net Cash Surrender Value is made, a current expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be charged against the Policy Account. This charge will be allocated equally among the divisions from which the withdrawal was made. If the charge cannot be allocated in this manner, it will be allocated as described under "Deductions And Charges-Allocation of Policy Account Charges,'' above.

THE EFFECTS OF A PARTIAL WITHDRAWAL


     A partial withdrawal of Net Cash Surrender Value reduces the amount in the Policy Account. It also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "The Features of EquiBuilder III Policies-Death Benefits,'' above. If death benefit Option A is selected, the Face Amount of the policy will also be reduced so there will be no change in the amount at risk. No pro rata surrender charge will be deducted in connection with a reduction in Face Amount made in connection with a partial withdrawal of Net Cash Surrender Value. An endorsement will be sent to the Policy Owner to reflect this change. The Policy Owner may be asked to return the policy to American Franklin's Administrative Office to make a change. A partial withdrawal will not affect the Face Amount of the policy if death benefit Option B is in effect. The withdrawal and these reductions will be effective as of the date American Franklin receives the request at its Administrative Office. See "Federal Tax Considerations-Policy Proceeds,'' below, for the tax consequences of a partial withdrawal. A policy loan may be more advantageous if the Policy Owner's need for cash is temporary.


SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

     During the first ten policy years, the Cash Surrender Value of a policy is the amount in the Policy Account minus the surrender charge described under "Deductions And Charges - Surrender Charge,'' above. After ten policy years, the Cash Surrender Value and Policy Account are equal. During the initial policy years, the applicable surrender charge may represent a substantial portion of the premiums paid. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums,'' below.

     A policy may be surrendered for its Net Cash Surrender Value at any time while the Insured Person is living. This may be done by sending a written request and the policy to American Franklin at its Administrative Office. The Net Cash Surrender Value of the policy equals the Cash Surrender Value minus any outstanding loan and loan interest. American Franklin will compute the Net Cash Surrender Value as of the date a request for surrender and the policy are received by American Franklin at its Administrative Office, and all insurance coverage under the policy will end on that date.

                        THE GUARANTEED INTEREST DIVISION

     A Policy Owner may allocate some or all of a Policy Account to the Guaranteed Interest Division, which is part of American Franklin's General Account and pays interest at a declared rate guaranteed by American Franklin for each policy year. The principal, after charges, is also guaranteed by American Franklin. The General Account supports American Franklin's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. American Franklin has been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this Prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities law relating to the accuracy and completeness of statements made in a prospectus.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION

     A Policy Owner may accumulate amounts in the Guaranteed Interest Division by:

          allocating net premiums and loan repayments;

          transferring amounts from the investment divisions of the Separate Account; or

          earning interest on amounts already allocated to the Guaranteed Interest Division.

     The amount allocated to the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that division and all transfers and earned interest, and includes amounts securing any policy loan outstanding. This amount is reduced by amounts transferred or withdrawn from and charges allocated to this division.

INTEREST ON AMOUNTS IN THE GUARANTEED INTEREST DIVISION

     American Franklin pays a declared interest rate on all amounts in the Guaranteed Interest Division. At policy issuance and prior to each policy anniversary, American Franklin declares the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates are paid on unloaned and loaned amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 4-1/2%. Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year.

     At the end of each policy month, American Franklin will credit interest to amounts in the Guaranteed Interest Division in the following way:

          amounts in the Guaranteed Interest Division during the entire policy month are credited with interest from the beginning to the end of the month;

          amounts added to the Guaranteed Interest Division during the month from net premiums or loan repayments are credited with interest from the date American Franklin receives them. The only exception to this rule applies to the initial net premium payment. American Franklin will allocate the initial net premium to the Money Market division until 15 days after the Issue Date (any other net premium received during this period will be allocated in the same way), and will then allocate the amounts in the Policy Account to the Guaranteed Interest Division and the investment divisions of the Separate Account in accordance with the Policy Owner's premium allocation percentages. See "Additional Information About EquiBuilder III-Policy Periods, Anniversaries, Dates and Ages,'' below;

          amounts transferred to the Guaranteed Interest Division are credited with interest from the date of the transfer to the end of the month; and
          amounts charged against or withdrawn from the Guaranteed Interest Division are credited with interest from the beginning of the policy month to the date of the charge or withdrawal.

     Interest credited to any loaned amounts in the Guaranteed Interest Division is allocated to the unloaned portion of the Guaranteed Interest Division and the investment divisions of the Separate Account in accordance with the Policy Owner's premium allocation percentages at the end of the policy year or at the time of a full loan repayment.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

     A Policy Owner may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the investment divisions of the Separate Account. American Franklin will make the transfer as of the date a written request for transfer is received, provided that the request is received within 30 days after a policy anniversary. The maximum amount that may be transferred is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy when it is issued. The smallest amount that may be transferred is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy.



              ADDITIONAL INFORMATION ABOUT EQUIBUILDER III POLICIES

RIGHT TO EXAMINE THE POLICY

     Each Policy Owner has a right to examine the policy. If for any reason the Policy Owner is not satisfied with it, he or she may cancel the policy within the time limits described below. The Policy Owner may cancel the policy by sending it with a written request to cancel to American Franklin's Administrative Office.



          A request to cancel the policy must be postmarked no later than the latest of the following three dates:

          10 days after the Policy Owner receives his or her policy;


          10 days after American Franklin mails the Policy Owner a written notice disclosing the right to cancel (Notice of Withdrawal Right); or

          45 days after the Policy Owner signs Part 1 of the policy application.

     If the Policy Owner cancels the policy, American Franklin will, within seven days of receipt of the policy and a duly executed, timely notice of cancellation, refund an amount equal to the premiums paid.

     Insurance coverage ends when a Policy Owner sends a request for cancellation.

LAPSE OF THE POLICY

     If the Net Cash Surrender Value of a policy is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any policy loan plus loan interest exceeds the Cash Surrender Value of a policy, American Franklin will commence procedures to terminate the policy. American Franklin will notify the Policy Owner and any assignee shown on its records in writing that the Net Cash Surrender Value is insufficient to pay monthly charges or that an outstanding policy loan plus loan interest exceeds the Cash Surrender Value of the policy, that a grace period has begun during which the Policy Owner must pay an additional premium to prevent lapse of the policy, and that a specified amount of premium, which will cover estimated monthly charges for three months, must be paid to avoid lapse of the policy. The grace period extends for 61 days beginning on the day American Franklin sends the Policy Owner notice that the grace period is starting.


     If American Franklin receives payment of at least the stipulated amount before the end of the grace period, the amount paid will be used to satisfy the overdue charges. Any balance left will be placed in the Policy Account and allocated in the same manner as previous premium payments. A payment of less than the stipulated amount received before the end of the grace period will be applied to overdue charges but will not prevent lapse of the policy.

     If American Franklin does not receive payment within the 61 days, the policy will lapse without value. American Franklin will withdraw any amount left in the Policy Account and apply this amount to the charges owed to it, including any applicable surrender charge.


     If the Insured Person dies during the grace period, American Franklin will pay the insurance benefits to the beneficiary, minus any outstanding policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

     A Policy Owner may reinstate his or her policy within three years after it lapses if:

          evidence is provided that the Insured Person is still insurable; and

          a premium payment sufficient to keep the policy in force for three months after the date it is reinstated is paid to American Franklin.


     The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date American Franklin approves the reinstatement application. Upon reinstatement, the maximum surrender charge for the policy will be reduced by the amount of all surrender charges previously imposed on the policy, and for purposes of determining any future surrender charges on the policy, the policy will be deemed to have been in effect since the original Register Date. Previous loans will not be reinstated.


POLICY PERIODS, ANNIVERSARIES, DATES AND AGES


     Policy years, policy months and policy anniversaries are measured from the Register Date shown on the Policy Information page in the policy. Each policy month begins on the same day in each calendar month as the day of the month of the Register Date. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 4:00 p.m., Springfield, Illinois time.



     The Register Date is the earlier of the Issue Date or the Date of Payment. The Date of Payment will normally be the day of receipt of a check for the full initial premium at American Franklin's Administrative Office. The Issue Date, shown on the Policy Information page of each policy, is the date a policy is actually issued, and depends on the underwriting and other requirements for issuing a particular policy. Contestability is measured from the Issue Date, as is the suicide exclusion.


     The initial net premium will be put in the Policy Account as of the Date of Payment. The initial net premium will be allocated to the Money Market division of the Separate Account, regardless of the Policy Owner's premium allocation percentages, until the first business day 15 days after the Issue Date. Any other net premium received during that period will also be allocated to the Money Market division. On the first business day 15 days after the Issue Date, the amount in the Policy Account will be reallocated in accordance with the Policy Owner's premium allocation percentages. Charges and deductions under the policy are first made as of the Register Date. See "The Features of EquiBuilder III Policies-Death Benefits," above, regarding the commencement of insurance coverage.

     The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. The policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.


     Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.



                           FEDERAL TAX CONSIDERATIONS



INTRODUCTION



  The following summary provides a general description of the federal income tax considerations associated with your purchase of the Policy and does not purport to be complete or to cover all situations. American Franklin advises that counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon American Franklin's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the

"Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service.



TAX STATUS OF THE POLICY



     Code section 7702 sets forth the definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.



     With respect to a Policy issued on the basis of a standard rate class, American Franklin believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under section 7702, issued on July 5, 1991) that such a Policy should meet the section 7702 definition of a "life insurance contract." With respect to a policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of section 7702 should be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. If it is subsequently determined that a policy does not satisfy section 7702, American Franklin may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702. For these reasons, American Franklin reserves the right to restrict Policy transactions as necessary to attempt to continue its qualification as a life insurance contract under section 7702.



     In addition to the definitional test described above, section 817(h) mandates that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under section 7702 of the Code. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the Fund's assets are to be invested.



     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."



     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policy Owner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policy Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, American Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. American Franklin therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Policy for favorable tax treatment.



     The policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. American Franklin does not guarantee the tax treatment of any such arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.



     The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS



IN GENERAL. American Franklin believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a flexible-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Code section 101(a)(1).



     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option (i.e., a change from option A to option B or vice versa), a policy loan, a withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.



     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Account, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such a Policy's maturity, if the amounts received plus the amount of indebtedness exceeds the total investment in the Policy the excess will generally be treated as ordinary income subject to tax.



MODIFIED ENDOWMENT CONTRACTS. Code section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.



     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Policy Account at the time of such change and the additional premiums paid in the seven years following the material change.



     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will case the Policy to be treated as a Modified Endowment Contract. American Franklin will, however, monitor Policies and will attempt to notify a Policy Owner on a timely basis if his or her Policy is, in American Franklin's judgment, in jeopardy of becoming a Modified Endowment Contract.



DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed as distributions from a modified endowment contract.



DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.



     Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans generally are treated as indebtedness of the Policy Owner.



     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.



POLICY LOANS. Generally, interest paid on any loan under a Policy is not deductible. Before taking a Policy loan, a Policy Owner should consult a tax adviser as to the tax consequences of such a loan.



INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policy Owner.



MULTIPLE POLICIES. All modified Endowment Contracts that are issued by American Franklin (and its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(e).


AMERICAN FRANKLIN'S INCOME TAXES

     Under the life insurance company tax provisions of the Code, variable life insurance generally is treated in a manner consistent with fixed-benefit life insurance. The operations of the Separate Account are included in American Franklin's federal income tax return and American Franklin pays no federal income tax on investment income and capital gains reflected in variable life insurance policy reserves. Consequently, no charge is currently being made to any division of the Separate Account for federal income taxes of American Franklin. American Franklin reserves the right, however, to make such a charge in the future, if it incurs federal income tax which is attributable to the Separate Account. If such a charge were made, it would be set aside as a provision for taxes which would be kept in the affected division rather than in the General Account. It is anticipated that Policy Owners would benefit from any investment earnings that are not needed to maintain this provision.

     American Franklin may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to the Separate Account.

INCOME TAX WITHHOLDING

     Generally, unless the Policy Owner provides, in accordance with prescribed procedures, a written election to the contrary before a taxable distribution is made, American Franklin is required to withhold income tax from any portion of the money the Policy Owner receives if he or she withdraws money from the Policy Account or surrenders the policy or if the policy matures. If the Policy Owner does not wish American Franklin to withhold tax from the payment, or if it does not withhold enough, the Policy Owner may have to pay taxes later. Penalties may be applicable under the estimated tax rules if a Policy Owner's withholding and estimated tax payments are insufficient.

                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT
               AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS


     The tables set forth below are intended to illustrate how the key financial elements of a policy work. The tables show how death benefits and Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of the Separate Account had constant hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 4%, 8% or 12%, over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on a particular Policy Owner's premium allocation to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables are for male non-tobacco users. Planned premium payments are assumed to be paid at the beginning of each policy year. The difference between the Policy Account and the Cash Surrender Value in the first ten years is the surrender charge.


     The tables illustrate cost of insurance and expense charges (policy cost factors) at both current rates (which are described under "Deductions and Charges-Deductions from the Policy Account-Cost of Insurance Charge" and "Deductions and Charges-Charges Against the Separate Account," above) and at the maximum rates American Franklin guarantees in the policies. The amounts shown illustrate policy benefits on the last day of selected policy years. The illustrations reflect a daily charge against the Separate Account investment divisions. This charge includes a .75% annual charge against the investment divisions of the Separate Account for mortality and expense risks and the effect on each division's investment experience of the charges to the Funds' assets for management (.52% of aggregate average daily net assets is assumed) and direct expenses of the Funds (estimated at .14% of aggregate average daily net assets). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be - 1.41%, on 4% it would be 2.59%, on 8% it would be 6.59% and on 12% it would be 10.59%. Management fees and direct expenses of the Funds vary by portfolio and may vary from year to year. During 1996 the aggregate actual charge for management fees and direct expenses incurred by certain portfolios of the Funds as a percentage of average daily net assets exceeded the figures assumed. Fidelity Management has voluntarily agreed to reimburse the management fees and other expenses above a specified percentage of average net assets of some of the portfolios and to use a portion of the brokerage commissions paid by certain portfolios to reduce their total expenses. Such arrangements, which may be terminated at any time without notice, will increase a portfolio's yield.

     The tables reflect a deduction from each premium for taxes (a 2% deduction is assumed) and a sales expense deduction in the amount of 5% of each premium paid during any policy year until total premiums for that policy year equal the Target Premium. There are tables for both Death Benefit Option A and Death Benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current cost tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly administrative charge is $6 in the first year and $12 thereafter. In each case, deduction of the current additional monthly administrative charge of $24 per month to cover costs of establishing a policy is assumed in each of the first 12 policy months. The tables reflect the fact that no deduction is currently made for federal or state income taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 4%, 8% or 12%. All illustrations assume that no transfers, withdrawals, policy loans, or changes in Face Amount or Death Benefit Option will be made and that no additional benefits are added to the policy.


     The second column of each table shows what would happen if an amount equal to the gross premiums were invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time will be high.

     At the request of an applicant for a policy, American Franklin will furnish a comparable illustration based on the age and sex of the proposed Insured Person, standard risk assumptions, a stipulated initial Face Amount and proposed premiums. Upon request after issuance American Franklin will also provide an illustration of future policy benefits based on both guaranteed and current cost factor assumptions and actual Policy Account value. If illustrations are requested more than once in any policy year, a charge may be imposed.



                       TABLE OF CONTENTS FOR ILLUSTRATIONS

INITIAL FACE AMOUNT $200,000 MALE NON-TOBACCO

                                                        PREMIUM         PAGE

Age 40, Option A-Current Charges                         $3,000          35
Age 40, Option A-Guaranteed Charges                      $3,000          35
Age 40, Option B-Current Charges                         $3,000          36
Age 40, Option B-Guaranteed Charges                      $3,000          36

INITIAL FACE AMOUNT $100,000 MALE NON-TOBACCO

                                                        PREMIUM         PAGE

Age 40, Option A-Current Charges                         $1,500          37
Age 40, Option A-Guaranteed Charges                      $1,500          37
Age 40, Option B-Current Charges                         $1,500          38
Age 40, Option B-Guaranteed Charges                      $1,500          38

                                 EquiBuilder III -Trademark-Flexible Premium Variable Life Insurance
                                            The American Franklin Life Insurance Company
                          INITIAL FACE AMOUNT $200,000           MALE AGE 40 NON-TOBACCO              PLANNED PREMIUM $3,000
                            DEATH BENEFIT OPTION A               ASSUMING CURRENT CHARGES
                             Insurance Benefit(2)                    Policy Account(2)                Cash Surrender Value(2)
Last Day                  Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%
    1     $  3,150  $200,000  $200,000  $200,000  $200,000 $  2,149 $  2,248 $  2,347 $  2,447 $  1,514 $  1,613 $  1,712 $  1,812
    2        6,458   200,000   200,000   200,000   200,000    4,531    4,824    5,125    5,434    3,626    3,919    4,220    4,530
    3        9,930   200,000   200,000   200,000   200,000    6,858    7,445    8,064    8,717    5,718    6,305    6,924    7,577
    4       13,577   200,000   200,000   200,000   200,000    9,132   10,114   11,177   12,328    7,992    8,974   10,037   11,188
    5       17,406   200,000   200,000   200,000   200,000   11,352   12,830   14,475   16,301   10,212   11,690   13,335   15,161
    6       21,426   200,000   200,000   200,000   200,000   13,520   15,598   17,972   20,678   12,380   14,458   16,832   19,538
    7       25,647   200,000   200,000   200,000   200,000   15,610   18,390   21,653   25,476   14,698   17,478   20,741   24,564
    8       30,080   200,000   200,000   200,000   200,000   17,624   21,210   25,536   30,743   16,940   20,526   24,852   30,059
    9       34,734   200,000   200,000   200,000   200,000   19,565   24,061   29,635   36,535   19,109   23,605   29,179   36,079
   10       39,620   200,000   200,000   200,000   200,000   21,433   26,944   33,968   42,911   21,205   26,716   33,740   42,683
   11       44,751   200,000   200,000   200,000   200,000   23,230   29,860   38,552   49,937   23,230   29,860   38,552   49,937
   12       50,139   200,000   200,000   200,000   200,000   24,984   32,839   43,433   57,714   24,984   32,839   43,433   57,714
   13       55,796   200,000   200,000   200,000   200,000   26,663   35,851   48,602   66,298   26,663   35,851   48,602   66,298
   14       61,736   200,000   200,000   200,000   200,000   28,270   38,901   54,085   75,786   28,270   38,901   54,085   75,786
   15       67,972   200,000   200,000   200,000   200,000   29,805   41,991   59,906   86,282   29,805   41,991   59,906   86,282
   16       74,521   200,000   200,000   200,000   200,000   31,265   45,117   66,087   97,902   31,265   45,117   66,087   97,902
   17       81,397   200,000   200,000   200,000   200,000   32,611   48,248   72,628  110,757   32,611   48,248   72,628  110,757
   18       88,617   200,000   200,000   200,000   200,000   33,865   51,403   79,577  125,011   33,865   51,403   79,577  125,011
   19       96,198   200,000   200,000   200,000   200,000   35,021   54,581   86,964  140,833   35,021   54,581   86,964  140,833
   20      104,158   200,000   200,000   200,000   212,244   36,070   57,773   94,823  158,391   36,070   57,773   94,823  158,391
25(Age 65) 150,340   200,000   200,000   200,000   338,537   39,353   73,784  142,690  277,489   39,353   73,784  142,690  277,489



                                 EquiBuilder III -Trademark-Flexible Premium Variable Life Insurance
                                            The American Franklin Life Insurance Company
                          INITIAL FACE AMOUNT $200,000            MALE AGE 40 NON-TOBACCO             PLANNED PREMIUM $3,000
                            DEATH BENEFIT OPTION A              ASSUMING GUARANTEED CHARGES
                             Insurance Benefit(2)                    Policy Account(2)                Cash Surrender Value(2)
Last Day                  Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%
    1     $  3,150  $200,000  $200,000  $200,000  $200,000 $  2,149 $  2,248 $  2,347 $  2,447 $  1,514 $  1,613 $  1,712 $  1,812
    2        6,458   200,000   200,000   200,000   200,000    4,124    4,408    4,701    5,002    3,219    3,503    3,796    4,097
    3        9,930   200,000   200,000   200,000   200,000    6,023    6,576    7,162    7,780    4,883    5,436    6,022    6,640
    4       13,577   200,000   200,000   200,000   200,000    7,844    8,749    9,733   10,801    6,704    7,609    8,593    9,661
    5       17,406   200,000   200,000   200,000   200,000    9,585   10,925   12,422   14,092    8,445    9,785   11,282   12,952
    6       21,426   200,000   200,000   200,000   200,000   11,242   13,099   15,232   17,677   10,102   11,959   14,092   16,537
    7       25,647   200,000   200,000   200,000   200,000   12,814   15,269   18,170   21,589   11,902   14,357   17,258   20,677
    8       30,080   200,000   200,000   200,000   200,000   14,299   17,433   21,243   25,864   13,615   16,749   20,559   25,180
    9       34,734   200,000   200,000   200,000   200,000   15,691   19,587   24,458   30,538   15,235   19,131   24,002   30,082
   10       39,620   200,000   200,000   200,000   200,000   16,987   21,723   27,821   35,655   16,759   21,495   27,593   35,427
   11       44,751   200,000   200,000   200,000   200,000   18,182   23,840   31,340   41,265   18,182   23,840   31,340   41,265
   12       50,139   200,000   200,000   200,000   200,000   19,263   25,921   35,014   47,413   19,263   25,921   35,014   47,413
   13       55,796   200,000   200,000   200,000   200,000   20,217   27,955   38,847   54,158   20,217   27,955   38,847   54,158
   14       61,736   200,000   200,000   200,000   200,000   21,033   29,929   42,842   61,565   21,033   29,929   42,842   61,565
   15       67,972   200,000   200,000   200,000   200,000   21,692   31,826   47,000   69,706   21,692   31,826   47,000   69,706
   16       74,521   200,000   200,000   200,000   200,000   22,186   33,635   51,333   78,674   22,186   33,635   51,333   78,674
   17       81,397   200,000   200,000   200,000   200,000   22,503   35,343   55,848   88,575   22,503   35,343   55,848   88,575
   18       88,617   200,000   200,000   200,000   200,000   22,636   36,943   60,565   99,534   22,636   36,943   60,565   99,534
   19       96,198   200,000   200,000   200,000   200,000   22,573   38,422   65,498  111,697   22,573   38,422   65,498  111,697
   20      104,158   200,000   200,000   200,000   200,000   22,301   39,767   70,666  125,230   22,301   39,767   70,666  125,230
25(Age 65) 150,340   200,000   200,000   200,000   267,426   16,718   43,424  100,602  219,202   16,718   43,424  100,602  219,202


(1)  Assumes net interest of 5% compounded annually.
(2)  Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.
It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 EquiBuilder III -Trademark-Flexible Premium Variable Life Insurance
                                            The American Franklin Life Insurance Company
                         INITIAL FACE AMOUNT $200,000            MALE AGE 40 NON-TOBACCO              PLANNED PREMIUM $3,000
                            DEATH BENEFIT OPTION B               ASSUMING CURRENT CHARGES
                             Insurance Benefit(2)                    Policy Account(2)                Cash Surrender Value(2)
Last Day                  Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%
    1     $  3,150  $202,145  $202,244  $202,343  $202,443 $  2,145 $  2,244 $  2,343 $  2,443 $  1,510 $  1,609 $  1,709 $  1,808
    2        6,458   204,520   204,812   205,112   205,421    4,520    4,812    5,112    5,421    3,615    3,907    4,208    4,516
    3        9,930   206,836   207,420   208,037   208,687    6,836    7,420    8,037    8,687    5,696    6,280    6,897    7,547
    4       13,577   209,093   210,069   211,128   212,272    9,093   10,069   11,128   12,272    7,953    8,929    9,988   11,132
    5       17,406   211,290   212,759   214,393   216,207   11,290   12,759   14,393   16,207   10,150   11,619   13,253   15,067
    6       21,426   213,431   215,492   217,846   220,530   13,431   15,492   17,846   20,530   12,291   14,352   16,706   19,390
    7       25,647   215,484   218,237   221,467   225,251   15,484   18,237   21,467   25,251   14,572   17,325   20,555   24,339
    8       30,080   217,452   220,996   225,269   230,412   17,452   20,996   25,269   30,412   16,768   20,312   24,585   29,728
    9       34,734   219,337   223,769   229,263   236,061   19,337   23,769   29,263   36,061   18,881   23,313   28,807   35,605
   10       39,620   221,138   226,556   233,460   242,246   21,138   26,556   33,460   42,246   20,910   26,328   33,232   42,018
   11       44,751   222,856   229,356   237,874   249,026   22,856   29,356   37,874   49,026   22,856   29,356   37,874   49,026
   12       50,139   224,522   232,201   242,550   256,493   24,522   32,201   42,550   56,493   24,522   32,201   42,550   56,493
   13       55,796   226,099   235,052   247,465   264,682   26,099   35,052   47,465   64,682   26,099   35,052   47,465   64,682
   14       61,736   227,591   237,912   252,638   273,671   27,591   37,912   52,638   73,671   27,591   37,912   52,638   73,671
   15       67,972   228,996   240,779   258,084   283,541   28,996   40,779   58,084   83,541   28,996   40,779   58,084   83,541
   16       74,521   230,307   243,645   263,812   294,379   30,307   43,645   63,812   94,379   30,307   43,645   63,812   94,379
   17       81,397   231,481   246,464   269,793   306,237   31,481   46,464   69,793  106,237   31,481   46,464   69,793  106,237
   18       88,617   232,541   249,257   276,067   319,248   32,541   49,257   76,067  119,248   32,541   49,257   76,067  119,248
   19       96,198   233,479   252,012   282,643   333,523   33,479   52,012   82,643  133,523   33,479   52,012   82,643  133,523
   20      104,158   234,283   254,715   289,525   349,180   34,283   54,715   89,525  149,180   34,283   54,715   89,525  149,180
25(Age 65) 150,340   235,850   266,862   328,733   450,416   35,850   66,862  128,733  250,416   35,850   66,862  128,733  250,416



                                 EquiBuilder III -Trademark-Flexible Premium Variable Life Insurance
                                            The American Franklin Life Insurance Company
                         INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO             PLANNED PREMIUM $3,000
                            DEATH BENEFIT OPTION B              ASSUMING GUARANTEED CHARGES
                             Insurance Benefit(2)                    Policy Account(2)                Cash Surrender Value(2)
Last Day                  Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%
    1     $  3,150  $202,145  $202,244  $202,343  $202,443 $  2,145 $  2,244 $  2,343 $  2,443 $  1,510 $  1,609 $  1,709 $  1,808
    2        6,458   204,105   204,388   204,680   204,979    4,105    4,388    4,680    4,979    3,200    3,483    3,775    4,075
    3        9,930   205,982   206,531   207,112   207,726    5,982    6,531    7,112    7,726    4,842    5,391    5,972    6,586
    4       13,577   207,771   208,667   209,640   210,697    7,771    8,667    9,640   10,697    6,631    7,527    8,500    9,557
    5       17,406   209,471   210,793   212,269   213,916    9,471   10,793   12,269   13,916    8,331    9,653   11,129   12,776
    6       21,426   211,076   212,901   214,997   217,399   11,076   12,901   14,997   17,399    9,936   11,761   13,857   16,259
    7       25,647   212,584   214,988   217,827   221,173   12,584   14,988   17,827   21,173   11,672   14,076   16,915   20,261
    8       30,080   213,992   217,049   220,761   225,262   13,992   17,049   20,761   25,262   13,308   16,365   20,077   24,578
    9       34,734   215,295   219,075   223,800   229,693   15,295   19,075   23,800   29,693   14,839   18,619   23,344   29,237
   10       39,620   216,486   221,059   226,942   234,495   16,486   21,059   26,942   34,495   16,258   20,831   26,714   34,267
   11       44,751   217,561   222,993   230,187   239,699   17,561   22,993   30,187   39,699   17,561   22,993   30,187   39,699
   12       50,139   218,504   224,857   233,523   245,329   18,504   24,857   33,523   45,329   18,504   24,857   33,523   45,329
   13       55,796   219,301   226,634   236,941   251,414   19,301   26,634   36,941   51,414   19,301   26,634   36,941   51,414
   14       61,736   219,937   228,304   240,429   257,986   19,937   28,304   40,429   57,986   19,937   28,304   40,429   57,986
   15       67,972   220,394   229,844   243,968   265,071   20,394   29,844   43,968   65,071   20,394   29,844   43,968   65,071
   16       74,521   220,662   231,236   247,551   272,712   20,662   31,236   47,551   72,712   20,662   31,236   47,551   72,712
   17       81,397   220,727   232,462   251,162   280,952   20,727   32,462   51,162   80,952   20,727   32,462   51,162   80,952
   18       88,617   220,586   233,509   254,796   289,844   20,586   33,509   54,796   89,844   20,586   33,509   54,796   89,844
   19       96,198   220,224   234,356   258,437   299,441   20,224   34,356   58,437   99,441   20,224   34,356   58,437   99,441
   20      104,158   219,630   234,983   262,072   309,803   19,630   34,983   62,072  109,803   19,630   34,983   62,072  109,803
25(Age 65) 150,340   212,195   233,441   278,879   374,780   12,195   33,441   78,879  174,780   12,195   33,441   78,879  174,780

(1)  Assumes net interest of 5% compounded annually.
(2)  Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.
It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           EquiBuilder III-TM-Flexible Premium Variable Life Insurance
                  The American Franklin Life Insurance Company

    INITIAL FACE AMOUNT $100,000               MALE AGE 40 NON-TOBACCO                                PLANNED PREMIUM $1,500
       DEATH BENEFIT OPTION A                  ASSUMING CURRENT CHARGES
                             Insurance Benefit(2)                     Policy Account(2)               Cash Surrender Value(2)
 Last Day                 Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%

    1     $  1,575  $100,000  $100,000  $100,000  $100,000   $  884   $  929  $   975  $ 1,021   $  566   $  612   $  657   $  703
    2        3,229   100,000   100,000   100,000   100,000    2,027    2,160    2,298    2,439    1,575    1,708    1,845    1,987
    3        4,965   100,000   100,000   100,000   100,000    3,142    3,411    3,695    3,995    2,572    2,841    3,125    3,425
    4        6,788   100,000   100,000   100,000   100,000    4,227    4,681    5,172    5,703    3,657    4,111    4,602    5,133
    5        8,703   100,000   100,000   100,000   100,000    5,285    5,971    6,734    7,580    4,715    5,401    6,164    7,010
    6       10,713   100,000   100,000   100,000   100,000    6,314    7,281    8,386    9,644    5,744    6,711    7,816    9,074
    7       12,824   100,000   100,000   100,000   100,000    7,302    8,599   10,121   11,902    6,846    8,143    9,665   11,446
    8       15,040   100,000   100,000   100,000   100,000    8,246    9,923   11,944   14,374    7,904    9,581   11,602   14,032
    9       17,367   100,000   100,000   100,000   100,000    9,150   11,255   13,863   17,087    8,922   11,027   13,635   16,859
   10       19,810   100,000   100,000   100,000   100,000   10,012   12,594   15,882   20,065    9,898   12,480   15,768   19,951
   11       22,376   100,000   100,000   100,000   100,000   10,834   13,942   18,014   23,344   10,834   13,942   18,014   23,344
   12       25,069   100,000   100,000   100,000   100,000   11,630   15,314   20,279   26,967   11,630   15,314   20,279   26,967
   13       27,898   100,000   100,000   100,000   100,000   12,385   16,694   22,672   30,964   12,385   16,694   22,672   30,964
   14       30,868   100,000   100,000   100,000   100,000   13,096   18,081   25,201   35,373   13,096   18,081   25,201   35,373
    1       33,986   100,000   100,000   100,000   100,000   13,767   19,479   27,880   40,249   13,767   19,479   27,880   40,249
   16       37,261   100,000   100,000   100,000   100,000   14,409   20,900   30,733   45,655   14,409   20,900   30,733   45,655
   17       40,699   100,000   100,000   100,000   100,000   15,010   22,332   33,761   51,645   15,010   22,332   33,761   51,645
   18       44,309   100,000   100,000   100,000   100,000   15,561   23,768   36,973   58,284   15,561   23,768   36,973   58,284
   19       48,099   100,000   100,000   100,000   100,000   16,059   25,207   40,382   65,653   16,059   25,207   40,382   65,653
   20       52,079   100,000   100,000   100,000   100,000   16,497   26,643   44,002   73,839   16,497   26,643   44,002   73,839
25(Age 65)  75,170   100,000   100,000   100,000   158,111   17,606   33,660   65,948  129,599   17,606   33,660   65,948  129,599


          EquiBuilder III -TM-Flexible Premium Variable Life Insurance
                  The American Franklin Life Insurance Company

    INITIAL FACE AMOUNT $100,000               MALE AGE 40 NON-TOBACCO                                PLANNED PREMIUM $1,500
       DEATH BENEFIT OPTION A                  ASSUMING CURRENT CHARGES
                             Insurance Benefit(2)                     Policy Account(2)               Cash Surrender Value(2)
 Last Day                 Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%

    1     $  1,575  $100,000  $100,000  $100,000  $100,000   $  884   $  929   $  975 $  1,021   $  566   $  612   $  657   $  703
    2        3,229   100,000   100,000   100,000   100,000    1,802    1,931    2,063    2,200    1,349    1,478    1,611    1,747
    3        4,965   100,000   100,000   100,000   100,000    2,683    2,934    3,199    3,479    2,113    2,364    2,629    2,909
    4        6,788   100,000   100,000   100,000   100,000    3,525    3,936    4,383    4,868    2,955    3,366    3,813    4,298
    5        8,703   100,000   100,000   100,000   100,000    4,328    4,938    5,619    6,379    3,758    4,368    5,049    5,809
    6       10,713   100,000   100,000   100,000   100,000    5,089    5,935    6,907    8,021    4,519    5,365    6,337    7,451
    7       12,824   100,000   100,000   100,000   100,000    5,809    6,928    8,251    9,810    5,353    6,472    7,795    9,354
    8       15,040   100,000   100,000   100,000   100,000    6,484    7,915    9,654   11,761    6,142    7,573    9,312   11,419
    9       17,367   100,000   100,000   100,000   100,000    7,115    8,893   11,116   13,891    6,887    8,665   10,888   13,663
   10       19,810   100,000   100,000   100,000   100,000    7,697    9,859   12,642   16,217    7,583    9,745   12,528   16,103
   11       22,376   100,000   100,000   100,000   100,000    8,229   10,811   14,234   18,763    8,229   10,811   14,234   18,763
   12       25,069   100,000   100,000   100,000   100,000    8,703   11,741   15,891   21,548    8,703   11,741   15,891   21,548
   13       27,898   100,000   100,000   100,000   100,000    9,114   12,644   17,612   24,596    9,114   12,644   17,612   24,596
   14       30,868   100,000   100,000   100,000   100,000    9,456   13,511   19,398   27,936    9,456   13,511   19,398   27,936
   15       33,986   100,000   100,000   100,000   100,000    9,719   14,334   21,249   31,599    9,719   14,334   21,249   31,599
   16       37,261   100,000   100,000   100,000   100,000    9,898   15,107   23,166   35,624    9,898   15,107   23,166   35,624
   17       40,699   100,000   100,000   100,000   100,000    9,988   15,823   25,153   40,057    9,988   15,823   25,153   40,057
   18       44,309   100,000   100,000   100,000   100,000    9,985   16,478   27,217   44,953    9,985   16,478   27,217   44,953
   19       48,099   100,000   100,000   100,000   100,000    9,882   17,064   29,361   50,374    9,882   17,064   29,361   50,374
   20       52,079   100,000   100,000   100,000   100,000    9,673   17,574   31,593   56,394    9,673   17,574   31,593   56,394
25(Age 65)  75,170   100,000   100,000   100,000   120,187    6,476   18,413   44,177   98,514    6,476   18,413   44,177   98,514

(1)  Assumes net interest of 5% compounded annually.
(2)  Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.
It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          EquiBuilder III-TM- Flexible Premium Variable Life Insurance
                  The American Franklin Life Insurance Company

    INITIAL FACE AMOUNT $100,000               MALE AGE 40 NON-TOBACCO                                PLANNED PREMIUM $1,500
       DEATH BENEFIT OPTION B                  ASSUMING CURRENT CHARGES
                             Insurance Benefit(2)                     Policy Account(2)               Cash Surrender Value(2)
 Last Day                 Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%

    1     $  1,575  $100,882  $100,927  $100,973  $101,019   $  882   $  927   $  973 $  1,019   $  565   $  610   $  656   $  701
    2        3,229   102,022   102,155   102,292   102,432    2,022    2,155    2,292    2,432    1,569    1,702    1,839    1,980
    3        4,965   103,130   103,398   103,682   103,980    3,130    3,398    3,682    3,980    2,560    2,828    3,112    3,410
    4        6,788   104,207   104,658   105,147   105,675    4,207    4,658    5,147    5,675    3,637    4,088    4,577    5,105
    5        8,703   105,253   105,934   106,692   107,532    5,253    5,934    6,692    7,532    4,683    5,364    6,122    6,962
    6       10,713   106,267   107,226   108,321   109,568    6,267    7,226    8,321    9,568    5,697    6,656    7,751    8,998
    7       12,824   107,236   108,519   110,024   111,785    7,236    8,519   10,024   11,785    6,780    8,063    9,568   11,329
    8       15,040   108,156   109,810   111,804   114,201    8,156    9,810   11,804   14,201    7,814    9,468   11,462   13,859
    9       17,367   109,030   111,101   113,666   116,838    9,030   11,101   13,666   16,838    8,802   10,873   13,438   16,610
   10       19,810   109,855   112,388   115,614   119,714    9,855   12,388   15,614   19,714    9,741   12,274   15,500   19,600
   11       22,376   110,635   113,674   117,654   122,860   10,635   13,674   17,654   22,860   10,635   13,674   17,654   22,860
   12       25,069   111,383   114,972   119,807   126,316   11,383   14,972   19,807   26,316   11,383   14,972   19,807   26,316
   13       27,898   112,082   116,265   122,062   130,098   12,082   16,265   22,062   30,098   12,082   16,265   22,062   30,098
   14       30,868   112,730   117,548   124,421   134,235   12,730   17,548   24,421   34,235   12,730   17,548   24,421   34,235
   15       33,986   113,329   118,824   126,896   138,770   13,329   18,824   26,896   38,770   13,329   18,824   26,896   38,770
   16       37,261   113,893   120,106   129,506   143,755   13,893   20,106   29,506   43,755   13,893   20,106   29,506   43,755
   17       40,699   114,406   121,378   132,243   149,224   14,406   21,378   32,243   49,224   14,406   21,378   32,243   49,224
   18       44,309   114,859   122,628   135,105   155,214   14,859   22,628   35,105   55,214   14,859   22,628   35,105   55,214
   19       48,099   115,247   123,850   138,094   161,777   15,247   23,850   38,094   61,777   15,247   23,850   38,094   61,777
   20       52,079   115,562   125,035   141,209   168,962   15,562   25,035   41,209   68,962   15,562   25,035   41,209   68,962
25(Age 65)  75,170   115,816   130,091   158,706   215,476   15,816   30,091   58,706  115,476   15,816   30,091   58,706  115,476


          EquiBuilder III -TM-Flexible Premium Variable Life Insurance
                  The American Franklin Life Insurance Company

                         INITIAL FACE AMOUNT $100,000             MALE AGE 40 NON-TOBACCO               PLANNED PREMIUM $1,500
                             DEATH BENEFIT OPTION B             ASSUMING GUARANTEED CHARGES
                             Insurance Benefit(2)                     Policy Account(2)               Cash Surrender Value(2)
 Last Day                 Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
   of                     Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Policy  Accumulated
  Year   Premiums(1)    0%       4%         8%       12%       0%        4%       8%      12%      0%       4%       8%       12%

    1     $  1,575  $100,882  $100,927  $100,973  $101,019   $  882   $  927   $  973 $  1,019   $  565   $  610   $  656   $  701
    2        3,229   101,793   101,921   102,053   102,189    1,793    1,921    2,053    2,189    1,341    1,469    1,601    1,737
    3        4,965   102,664   102,913   103,176   103,455    2,664    2,913    3,176    3,455    2,094    2,343    2,606    2,885
    4        6,788   103,491   103,898   104,341   104,821    3,491    3,898    4,341    4,821    2,921    3,328    3,771    4,251
    5        8,703   104,276   104,877   105,549   106,298    4,276    4,877    5,549    6,298    3,706    4,307    4,979    5,728
    6       10,713   105,013   105,845   106,800   107,894    5,013    5,845    6,800    7,894    4,443    5,275    6,230    7,324
    7       12,824   105,703   106,800   108,094   109,620    5,703    6,800    8,094    9,620    5,247    6,344    7,638    9,164
    8       15,040   106,344   107,739   109,433   111,486    6,344    7,739    9,433   11,486    6,002    7,397    9,091   11,144
    9       17,367   106,933   108,659   110,815   113,504    6,933    8,659   10,815   13,504    6,705    8,431   10,587   13,276
   10       19,810   107,467   109,555   112,240   115,686    7,467    9,555   12,240   15,686    7,353    9,441   12,126   15,572
   11       22,376   107,945   110,424   113,707   118,047    7,945   10,424   13,707   18,047    7,945   10,424   13,707   18,047
   12       25,069   108,356   111,255   115,209   120,596    8,356   11,255   15,209   20,596    8,356   11,255   15,209   20,596
   13       27,898   108,696   112,040   116,741   123,343    8,696   12,040   16,741   23,343    8,696   12,040   16,741   23,343
   14       30,868   108,956   112,769   118,297   126,302    8,956   12,769   18,297   26,302    8,956   12,769   18,297   26,302
   15       33,986   109,127   113,430   119,865   129,484    9,127   13,430   19,865   29,484    9,127   13,430   19,865   29,484
   16       37,261   109,205   114,015   121,442   132,905    9,205   14,015   21,442   32,905    9,205   14,015   21,442   32,905
   17       40,699   109,182   114,513   123,020   136,583    9,182   14,513   23,020   36,583    9,182   14,513   23,020   36,583
   18       44,309   109,056   114,919   124,593   140,541    9,056   14,919   24,593   40,541    9,056   14,919   24,593   40,541
   19       48,099   108,821   115,222   126,155   144,800    8,821   15,222   26,155   44,800    8,821   15,222   26,155   44,800
   20       52,079   108,471   115,412   127,696   149,383    8,471   15,412   27,696   49,383    8,471   15,412   27,696   49,383
25(Age 65)  75,170   104,498   113,973   134,419   177,857    4,498   13,973   34,419   77,857    4,498   13,973   34,419   77,857


(1)  Assumes net interest of 5% compounded annually.
(2)  Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.
It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds' portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             ADDITIONAL INFORMATION

                         VOTING RIGHTS OF A POLICY OWNER

VOTING RIGHTS OF THE FUNDS

     As was explained in "Separate Account Investment Choices," above, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Funds. American Franklin is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, it may vote to:

     a.   elect the Boards of Trustees of the Funds;
     b.   ratify the selection of independent auditors for the Funds; and
     c. vote on any other matters described in the current prospectuses of the Funds or requiring a vote by shareholders under the Investment Company Act of 1940.

     Even though American Franklin owns the shares, American Franklin will provide Policy Owners the opportunity to tell it how to vote the number of shares that are allocated to their policies. American Franklin will vote those shares at meetings of shareholders of the Funds according to such instructions. If American Franklin does not receive instructions in time from all Policy Owners, it will vote shares for which no instructions have been received in a portfolio in the same proportion as it votes shares for which it received instructions in that portfolio. American Franklin will also vote any shares of the Funds that it is entitled to vote directly due to amounts it has accumulated in the Separate Account in the same proportions that Policy Owners vote. If the federal securities laws or regulations or interpretations of them change so that American Franklin is permitted to vote shares of the Funds without seeking instructions from Policy Owners or to restrict Policy Owner voting, American Franklin may do so.

DETERMINATION OF VOTING SHARES

     A Policy Owner may participate in voting only on matters concerning a Fund's portfolios in which his or her assets have been invested. American Franklin determines the number of a Fund's shares in each division that are attributable to a particular policy by dividing the amount in the Policy Account allocated to that division by the net asset value of one share of the corresponding portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. American Franklin will count fractional shares for these purposes.

     For example, suppose that a Policy Account has a net value of $3,000, with 50% of this amount being attributable to the Equity-Income division and 50% being attributable to the Money Market division, which means that $1,500 is in each division. Assume that the net asset value of one share in the corresponding Equity-Income Portfolio is $150 and the net asset value of one share in the corresponding Money Market Portfolio is $100. If the $1,500 in each division is divided by the net asset value of one share, the Policy Owner will have the right to instruct American Franklin regarding 10 shares for the Equity-Income division and 15 shares for the Money Market division.

     American Franklin will send proxy material and a form for giving voting instructions to each Policy Owner that has voting rights. In certain cases, American Franklin may disregard instructions relating to approval of investments or contracts with an adviser to a Fund or relating to changes in a Fund's investment adviser, principal underwriter or the investment policies of its portfolios. If it does so, American Franklin will advise the Policy Owners and give its reasons in the next semiannual report to Policy Owners.

HOW SHARES OF THE FUNDS ARE VOTED

     All shares of the Funds are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER SEPARATE ACCOUNTS

     Shares of the Funds may be owned by other separate accounts of American Franklin or by separate accounts of other insurance companies affiliated or unaffiliated with American Franklin. Shares owned by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those other insurance companies. Moreover, American Franklin expects that the number of shares owned in the Funds by separate accounts of insurance companies that are not affiliated with American Franklin will initially exceed the number of shares owned by the Separate Account. These factors will dilute the effect of the voting instructions of Policy Owners. American Franklin currently does not foresee any disadvantages to Policy Owners arising out of this. The Securities and Exchange Commission has granted the Funds exemptive orders pursuant to the Investment Company Act of 1940 that permit the Funds to offer their shares to separate accounts, like the Separate Account, that are maintained by life insurance companies that are not affiliated with the Funds. Those exemptive orders impose several conditions on the Funds and participating separate accounts to protect the holders of interests in the various separate accounts investing in shares of the Funds.
The Boards of Trustees of the Funds have agreed to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response by, and at the expense of, American Franklin or one or more of the other participating insurance companies. American Franklin and the other participating insurance companies are obligated to report potential or existing conflicts of interest to the Funds' Boards of Trustees. If American Franklin believes that a Fund's response to any of those events insufficiently protects Policy Owners, American Franklin will take appropriate action to protect Policy Owners. Corrective action for an irreconcilable conflict of interest involving the Separate Account might include withdrawal of the assets of the Separate Account from a Fund. Also, if American Franklin ever believes that any of the Funds' portfolios is so large as to impair materially the investment performance of a portfolio or a Fund, American Franklin will examine other investment options.

SEPARATE ACCOUNT VOTING RIGHTS

     Under the Investment Company Act of 1940, certain actions (such as some of those described under "Separate Account Investment Choices-Right to Change Operations," above) may require Policy Owner approval. In that case, a Policy Owner will be entitled to one vote for every $100 of value allocated to his or her policy in the investment divisions of the Separate Account, and a proportionate fractional vote for any amount less than $100. American Franklin will cast votes attributable to amounts retained in the investment divisions of the Separate Account in the same proportions as votes cast by Policy Owners.

                            REPORTS TO POLICY OWNERS

     After the end of each policy year, each Policy Owner will be sent a report that shows the current death benefit for his or her policy, the value of his or her Policy Account, information about investment divisions, the Cash Surrender Value of his or her policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and information about the current loan interest rate. The annual report will also show any transactions involving the Policy Owner's Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that were made in that year. American Franklin will also send semi-annual reports with financial information on the Separate Account and the Funds, including a list of the investments held by each portfolio.

     In addition, reports will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which a policy is delivered.

     Notices will be sent to Policy Owners for transfers of amounts between investment divisions and certain other policy transactions.

            LIMITS ON AMERICAN FRANKLIN'S RIGHT TO CHALLENGE A POLICY

     American Franklin can challenge the validity of an insurance policy (based on material misstatements in the application or, with respect to any policy change, based on material misstatements in the application for the change) if it appears that the Insured Person is not actually covered by the policy under American Franklin's rules. However, there are some limits on how and when American Franklin can challenge the policy.

     Except on the basis of fraud, American Franklin cannot challenge the policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

     Except on the basis of fraud, American Franklin cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

     American Franklin can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled.

     If the Insured Person dies within the time that the validity of the policy may be challenged, American Franklin may delay payment until it decides whether to challenge the policy.

     If the Insured Person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

     If the Insured Person commits suicide within two years after the date on which the policy was issued or reinstated, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding policy loan and loan interest and minus any partial withdrawals of Net Cash Surrender Value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that the Policy Owner requested, American Franklin will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

                                 PAYMENT OPTIONS

     Policy benefits or other payments such as the Net Cash Surrender Value or death benefit may be paid immediately in one sum or another form of payment described below may be designated for all or part of the proceeds. Payments under these options are not affected by the investment experience of any investment division of the Separate Account. Instead, interest accrues pursuant to the options chosen (such interest will be appropriately includable in federal gross income of the beneficiary). If the Policy Owner does not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have his choice. However, if the Policy Owner makes an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to American Franklin's rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

          INCOME PAYMENTS FOR A FIXED PERIOD: American Franklin will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

          LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS:
     American Franklin will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. The Policy Owner (or beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

          PROCEEDS AT INTEREST: The money will stay on deposit with American Franklin while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed upon intervals.

          FIXED AMOUNT: American Franklin will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     American Franklin guarantees interest under the foregoing options at the rate of 3% a year.

     American Franklin may also pay or credit excess interest on the options from time to time. The rate and manner of payment or crediting will be determined by American Franklin. Under the second option no excess interest will be paid on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     American Franklin must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to American Franklin's rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     A Policy Owner may change his or her choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. (See "The Beneficiary," below). Any amounts paid under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

                                 THE BENEFICIARY

     An applicant for a policy must name a beneficiary when he or she applies for a policy. The beneficiary is entitled to the insurance benefits of the policy. The Policy Owner may change the beneficiary during the Insured Person's lifetime by written notice to American Franklin at its Administrative Office.
If no beneficiary is living when the Insured Person dies, the death benefit will be paid to the Insured Person's estate.

                             ASSIGNMENT OF A POLICY

     The Policy Owner may assign (transfer) his or her rights in a policy to someone else as collateral for a loan or for some other reason. In order to do so the Policy Owner must send a copy of the assignment to American Franklin's Administrative Office. American Franklin is not responsible for any payment made or any action taken before it has received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership. The federal income tax treatment of a policy that has been assigned for valuable consideration may be different from the federal income tax treatment described herein.

                             EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder III policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     The policies described herein are not intended for use in connection with qualified plans or trusts under the Code.

                               PAYMENT OF PROCEEDS

     American Franklin will pay any death benefits, Net Cash Surrender Value or loan proceeds within seven days after it receives the required form or request (and other documents that may be required) at its Administrative Office. Death benefits are determined as of the date of death of the Insured Person and will not be affected by subsequent changes in the unit values of the investment divisions of the Separate Account. Interest will be paid in respect of the period from the date of death to the date of payment.

     American Franklin may, however, delay payment for one or more of the following reasons:

          American Franklin contests the policy or is deciding whether or not to contest the policy;

          American Franklin cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the Securities and Exchange Commission has declared that an emergency exists; or

          The Securities and Exchange Commission by order permits American Franklin to delay payment to protect the Policy Owners.

          American Franklin may defer payment of any Net Cash Surrender Value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. American Franklin will pay interest of at least 3% a year from the date a request for withdrawal of Net Cash Surrender Value is received if payment from the Guaranteed Interest Division is delayed more than 30 days.

                                    DIVIDENDS

     No dividends are paid on the policies offered by this Prospectus.

                          DISTRIBUTION OF THE POLICIES

     Franklin Financial Services Corporation ("Franklin Financial"), a Delaware corporation and a wholly-owned subsidiary of The Franklin Life Insurance Company, is the principal underwriter, as defined by the Investment Company Act of 1940, of the EquiBuilder III policies for the Separate Account under a Sales Agreement between Franklin Financial and the Separate Account. Franklin Financial's principal executive office is at #1 Franklin Square, Springfield, Illinois 62713.

     Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Franklin Financial also acts as principal underwriter for Franklin Life Variable Annuity Funds A and B and Franklin Life Money Market Variable Annuity Fund C, which are separate accounts of The Franklin Life Insurance Company and registered investment companies issuing interests in variable annuity contracts. Franklin Financial also acts as principal underwriter for Separate Account VUL of American Franklin, which is a registered investment company issuing interests in variable life insurance contracts having policy features that are similar to those of EquiBuilder III policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in that separate account. Franklin Financial is the principal underwriter of American Franklin's EquiBuilder II variable life insurance policies under which interests in the Separate Account are issued. The EquiBuilder II policies have policy features that are similar to those of the EquiBuilder III policies but have a different sales charge structure.

     Policies are sold primarily by persons who are insurance agents or brokers for American Franklin authorized by applicable law to sell life and other forms of personal insurance, including variable life insurance. Pursuant to an agreement between American Franklin and Franklin Financial, Franklin Financial has agreed to employ and supervise agents chosen by American Franklin to sell the policies and to use its best efforts to qualify such persons as registered representatives of Franklin Financial.

     Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the policies pursuant to a Sales Agreement with American Franklin. Sales expense deductions made from each premium and surrender charges imposed in connection with the surrender of a policy and certain reductions of Face Amount are paid to Franklin Financial as a means to recover sales expenses. Such sales expense deductions and surrender charges are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by sales expense deductions and surrender charges, Franklin Financial will cover them from other assets.

     Commissions earned by registered representatives of Franklin Financial on the sale of the policies range up to 73% of premiums paid during the first policy year. Pursuant to an Agreement between American Franklin and Franklin Financial, American Franklin has agreed to pay such commissions and Franklin Financial has agreed to remit to American Franklin the excess of all sales expense deductions and surrender charges paid to Franklin Financial over the sales and promotional expenses incurred by Franklin Financial to the extent necessary to reimburse American Franklin for commissions or other remuneration paid in connection with sales of the policies. Such Agreement also provides that the amount of such commissions and other remuneration not so reimbursed shall be deemed to have been contributed by American Franklin to the capital of Franklin Financial. Commissions and other remuneration will be paid by American Franklin from other sources, including mortality and expense risk charges or other charges in connection with the EquiBuilder III policies, or from its General Account to the extent it does not receive reimbursement from Franklin Financial.

     Franklin Financial also may enter into agreements with American Franklin and each such agent with respect to the supervision of such agent. The policies also may be sold by persons who are registered representatives of other registered broker-dealers who are members of the National Association of Securities Dealers, Inc., and with whom Franklin Financial may enter into a selling agreement.

     Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling policies, where required, are also licensed as securities salesmen under state law.

APPLICATIONS

     When an application for a policy is completed, it is submitted to American Franklin. American Franklin makes the decision to issue a policy based on the information in the application and its standards for issuing insurance and classifying risks. If it decides not to issue a policy, any premium paid will be refunded.

           REINSURANCE AGREEMENT WITH INTEGRITY LIFE INSURANCE COMPANY


     American Franklin has entered into a reinsurance agreement with Integrity Life Insurance Company ("Integrity") in respect of the EquiBuilder III policies. This agreement was terminated as to policies sold on or after January 1, 1997 but will continue as to business in force prior to that date.


     Integrity is a subsidiary of ARM Financial Group, Inc., a financial services company controlled by Morgan Stanley & Co. Incorporated, an investment banking firm headquartered in New York, New York.

                                STATE REGULATION

     As a life insurance company organized and operated under Illinois law, American Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of American Franklin for the preceding year and its financial condition on December 31 of such year. American Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, American Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the law of Illinois in determining permissible investments for American Franklin.

                                  LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


                                LEGAL PROCEEDINGS

     Neither American Franklin nor the Separate Account is a party to any material legal proceedings.

                                     EXPERTS


     The statement of net assets as of December 31, 1996 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended of the Separate Account, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The balance sheets of American Franklin at December 31, 1996 and 1995 and the statements of operations, shareholder's equity and cash flows of American Franklin for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The statements of operations, shareholder's equity and cash flows of American Franklin for the year ended December 31, 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


     Actuarial matters in this Prospectus have been examined by Robert M. Beuerlein, who is Executive Vice President and Actuary of American Franklin. His opinion on actuarial matters is filed as an exhibit to the Registration Statement relating to the policies filed with the SEC.

                             REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning American Franklin, the Separate Account and the policies offered hereby. Statements contained in this Prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER POLICIES AND CONTRACTS

     American Franklin may offer, under other prospectuses, other variable life policies or variable annuity contracts having interests in the Separate Account and containing terms and conditions different from those of the policies offered hereby. Interests in the Separate Account are also issued under American Franklin's EquiBuilder II variable life insurance policies, which have policy features that are similar to those of EquiBuilder III policies but which have a different sales charge structure.

                                   MANAGEMENT

     The following persons hold the positions designated with respect to American Franklin. The table also shows their principal occupations during the past five years and any positions held with The Franklin and Franklin Financial.


NAME                 PRINCIPAL OCCUPATIONS              POSITION HELD WITH
----                  DURING PAST 5 YEARS              AMERICAN FRANKLIN AND
                      -------------------               FRANKLIN FINANCIAL
                                                        ------------------

Wayne A. Barnard**    [To come]                        Vice President, American
                                                       Franklin.

Earl W. Baucom        Senior Vice President and Chief  Director, Senior Vice
                      Financial Officer, The Franklin, President and Chief
                      since June 10, 1996; Director,   Financial Officer,
                      The Franklin, since August 21,   American Franklin.
                      1996; Chief Financial Officer,
                      Providian Direct Insurance,
                      from October, 1993 to December,
                      1995; Controller, Providian
                      Corporation, prior to
                      October, 1993.


Robert M. Beuerlein   Senior Vice President-Actuarial  Director, Executive Vice
                      and Director, The Franklin;      President and Actuary,
                      Vice President, The Franklin,    American Franklin; from
                      April, 1991 to January,          Director, Franklin
                      1993; Executive Vice President   Financial.
                      and Actuary, American Franklin;
                      Vice President and Actuary,
                      American Franklin, prior to
                      January, 1992.


Brady W. Creel        Senior Vice President, Chief     Director, Senior Vice
                      Marketing Officer and Director,  President and Chief The
                      Franklin since September 3,      Marketing Officer,
                      1996; Regional Manager, The      American Franklin.
                      Franklin, prior to September,
                      1996.



Robert M. Devlin*     Chairman of the Board, The       Chairman of the Board,
                      Franklin, since August 21,       American Franklin.
                      1996; Director, The Franklin,
                      since February, 1995; Senior
                      Chairman, The Franklin, from
                      February, 1995 to August, 1996;
                      Chief Executive Officer,
                      American General Corporation,
                      Houston, Texas, since October 24,
                      1996; Director, American General
                      Corporation; President, American
                      General Corporation, from
                      October, 1995 to October, 1996;
                      Vice Chairman, American General
                      Corporation, prior to October,
                      1995; President and Chief
                      Investment Officer, American
                      General Life Insurance Company,
                      Houston, Texas, prior to 1993.

NAME                  PRINCIPAL OCCUPATIONS             POSITION HELD WITH
----                   DURING PAST 5 YEARS             AMERICAN FRANKLIN AND
                       -------------------              FRANKLIN FINANCIAL
                                                        ------------------

Barbara Fossum        Vice President, The Franklin;    Vice President,
                      prior to June, 1995, Vice        American Franklin.
                      President, American General
                      Life Insurance Company,
                      Houston, Texas.


Ross D. Friend        Senior Vice President, General   Director, Senior Vice
                      Counsel and Secretary, The       President, General
                      Franklin, since September 3,     Counsel and Secretary,
                      1996; Attorney-In-Charge,        American Franklin;
                      Prudential Life Insurance        Director, Vice President
                      Company, Jacksonville, Florida,  and Secretary, Franklin
                      from July, 1995 to September,    Financial.
                      1996; Chief Legal Officer,
                      Confederation Life Insurance
                      Company, Atlanta, Georgia,
                      prior to July, 1995.


Robert J. Gibbons     Director, President and Chief    President and Director,
                      Executive Officer, The Franklin; American Franklin;
                      President and Chief Executive    Chairman of the Board
                      Officer, American General Life   and Chief Executive
                      Insurance Company of New York,   Officer, Franklin
                      Syracuse, New York, prior to     Financial.
                      February, 1995; Senior Vice
                      President and Chief Marketing
                      Officer, American General Life
                      Insurance Company of New York,
                      prior to June, 1994.


Robert F. Herbert **  [To come]                        Vice President, American
                                                       Franklin.



Harold S. Hook        Chairman and Director, American  Senior Chairman and
                      General Corporation, Houston,    Director, American
                      Texas; Chief Executive Officer,  Franklin.
                      American General Corporation,
                      prior to October, 1996.



Simon J. Leech**      [To come]                        Vice President and
                                                       Administrative Officer,
                                                       American Franklin.



Thomas K. McCracken   Vice President, The Franklin.    Vice President, American
                                                       Franklin.



Mark R. McGuire       Vice President, The Franklin,    Vice President and
                      since January 6, 1997;           Administrative Officer,
                      Consultant/Manager, American     American Franklin.
                      General Life Insurance Company,
                      Houston, Texas, prior to
                      January, 1997.



Jon P. Newton*        Director and Vice Chairman, The  Director and Vice
                      Franklin; [remainder to come]    Chairman, American
                                                       Franklin.



Jeffrey D. Pirmann    Vice President, Controller and   Vice President and
                      Treasurer, The Franklin.         Treasurer, American
                                                       Franklin; Vice President
                                                       and Treasurer, Franklin
                                                       Financial.

NAME                  PRINCIPAL OCCUPATIONS DURING     POSITION HELD WITH
----                          PAST 5 YEARS             AMERICAN FRANKLIN AND
                              ------------             FRANKLIN FINANCIAL
                                                       ------------------

Gary D. Reddick       Director and Executive Vice      Executive Vice President-
                      President, The Franklin, since   Administration and
                      February, 1995; Senior Vice      Director, American
                      President, American General      Franklin; Director and
                      Corporation, Houston, Texas      Executive Vice President,
                      prior to February, 1995; Senior  Franklin Financial.
                      Vice President, American
                      General Life Insurance Company,
                      Houston, Texas, prior to
                      October, 1994.


Timothy W. Still**    [To come]                        Vice President and
                                                       Administrative Officer,
                                                       American Franklin.


Peter V. Tuters*      Vice President, Chief            Vice President, Chief
                      Investment Officer and           Investment Officer and
                      Director, The Franklin, since    Director, American
                      February, 1995; Senior Vice      Franklin.
                      President, since 1992, and
                      Chief Investment Officer, since
                      December, 1993, American
                      General Corporation, Houston,
                      Texas; Vice President, Crown
                      Life Insurance Company, Toronto,
                      Ontario, Canada, prior thereto.

J. Alan Vala          Vice President and Agency        Vice President and
                      Secretary, The Franklin.         Agency Secretary,
                                                       American Franklin; Vice
                                                       President and Assistant
                                                       Secretary, Franklin
                                                       Financial.

Diane S. Workman      Vice President-Administration,   Vice President-
                      American Franklin; Assistant     Administration,
                      Vice President, American         American Franklin.
                      Franklin, prior to
                      April, 1992.


     The principal business address of each individual with an asterisk next to his name is 2929 Allen Parkway, Houston, Texas 77019. The principal business address of each individual with two asterisks next to his name is 2727-A Allen Parkway, Houston, Texas 77019. The principal business address of each other individual is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

--------------------------------------------------------------------------------
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




                                 EQUIBUILDER III-TM-








                                      ISSUED BY



                     THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                  #1 FRANKLIN SQUARE
                          SPRINGFIELD, ILLINOIS  62713-0001
                                     800-528-2011











 EQUIBUILDER III IS A TRADEMARK OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

                                       Part II

                             UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484(b)(1)
                           UNDER THE SECURITIES ACT OF 1933

American Franklin's By-Laws provide, in Article X, as follows:

    "Section 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director, officer or employee of the Company, or who shall serve any other company or organization in any capacity at the request of the Company, from and against any and all claims and liabilities to which such person shall become subject by reason of having heretofore or hereafter been a director, officer or employee of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by such person as a director, officer or employee, and shall reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of such person's own wilful misconduct."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American Franklin hereby represents that the fees and charges deducted under the flexible premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Franklin.

                          CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Reconciliation and tie.

    The Prospectus.

    Undertaking to file reports.

    Undertaking pursuant to Rule 484 under the Securities Act of 1933.

    The signatures.

    Written Consents of the following persons:

         Sutherland, Asbill & Brennan, L.L.P. (To be filed by amendment). Robert M. Beuerlein, Executive Vice President and Actuary (To be filed by amendment).
         Ernst & Young LLP (To be filed by amendment).
         Coopers & Lybrand L.L.P. (To be filed by amendment).

    The following exhibits required by Article IX(A) of Form N-8B-2:

*   1-A(1)         Certified resolutions regarding organization of Separate
                   Account VUL-2.
    1-A(2)         Inapplicable.
****1-A(3)(a)      Sales Agreement between Franklin Financial Services
                   Corporation ("Franklin Financial") and Separate Account
                   VUL-2 of The American Franklin Life Insurance Company,
                   dated as of January 31, 1995.
*   1-A(3)(b)(i)   Specimen Regional Manager Registered Representative
                   Agreement between Franklin Financial and registered
                   representatives of Franklin Financial distributing
                   EquiBuilder III policies.
*   1-A(3)(b)(ii)  Specimen Registered Representative Agreement between
                   Franklin Financial and registered representatives of
                   Franklin Financial distributing EquiBuilder III policies.
**  1-A(3)(c)      Schedule of Sales Commissions.
**  1-A(4)         Agreement between The American Franklin Life Insurance
                   Company ("American Franklin") and Franklin Financial, dated
                   March 31, l994, regarding supervision of agents.
**  1-A(5)(a)      EquiBuilder III Flexible Premium Life Insurance Policy.
*   1-A(5)(b)      Accidental Death Benefit Rider.
*   1-A(5)(c)      Term Insurance Rider.
*   1-A(5)(d)      Children's Term Insurance Rider.
*   1-A(5)(e)      Disability Rider - Waiver of Monthly Deductions.
**  1-A(5)(f)      Endorsement to EquiBuilder III Flexible Premium Life
                   Insurance policy when issued to a Policy Owner in the State of Texas.

*****1-A(6)(a)     Articles of Incorporation of American Franklin.

    1-A(6)(b)      By-Laws of American Franklin.
    1-A(7)         Inapplicable.
*   1-A(8)(a)(1)   Participation Agreement among American Franklin, Variable
                   Insurance Products Fund ("VIPF") and Fidelity Distributors
                   Corporation ("FDC"), dated July 18, 1991.
*** 1-A(8)(a)(2)   Amendment No. 1 to Participation Agreement among American
                   Franklin, VIPF and FDC, effective as of November 1, 1991.

*   1-A(8)(a)(3)   Participation Agreement among American Franklin, Variable
                   Insurance Products Fund II ("VIPF II") and FDC, dated July
                   18, 1991.
*** 1-A(8)(a)(4)   Amendment No. 1 to Participation Agreement among American
                   Franklin, VIPF II and FDC, effective as of November 1, 1991.
*   1-A(8)(a)(5)   Sub-License Agreement between FDC and American Franklin
                   dated July 18, 1991.
****1-A(8)(a)(6)   Amendment No. 2 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated January 18, 1995.
****1-A(8)(a)(7)   Amendment No. 2 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated January 18, 1995.

    1-A(8)(a)(8)   Amendment No. 3 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                   Separate Account VA-1 of American Franklin, filed August 20,
                   1996.


    1-A(8)(a)(9)   Amendment No. 3 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                   Separate Account VA-1 of American Franklin, filed August 20,
                   1996.


    1-A(8)(a)(10)  Amendment No. 4 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.


    1-A(8)(a)(11)  Amendment No. 4 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.

*   1-A(8)(c)      Modified Coinsurance Agreement between American Franklin and
                   Integrity, dated March 10, 1989.
*   1-A(8)(c)(1)   Amendment No. 1 to Modified Coinsurance Agreement between
                   American Franklin and Integrity.

    1-A(8)(c)(2)   Amendment No. 2 to Modified Coinsurance Agreement between
                   American Franklin and Integrity.


    1-A(8)(c)(3)   Amendment No. 3 to Modified Coinsurance Agreement between
                   American Franklin and Integrity effective April 1, 1989.


    1-A(8)(c)(4)   Amendment No. 3 to Modified Coinsurance Agreement between
                   American Franklin, Integrity, and Phoenix Home Life Mutual
                   Insurance Company, assignee of Integrity effective January
                   1, 1997.

*   1-A(8)(d)      Reinsurance Agreement between American Franklin and The
                   Franklin Life Insurance Company ("The Franklin"), effective as of January 1, 1988.
*   1-A(8)(d)(1)   Amendment No. 1 effective as of January 1, 1990 to
                   Reinsurance Agreement between American Franklin and The
                   Franklin.
*   1-A(8)(d)(2)   Amendment No. 2 effective as of January 1, 1990 to
                   Reinsurance Agreement between American Franklin and The
                   Franklin.
*   1-A(9)         Administrative Service Agreement between The Franklin and
                   American Franklin, dated May 16, l988.

    1-A(10)        Application for EquiBuilder III Policy.

Other Exhibits:
    2              See Exhibit 1-A(5)(a) above.
**  3(a)           Opinion and Consent of Stephen P. Horvat, Jr., Esq., Senior
                   Vice President, General Counsel and Secretary of American
                   Franklin.

    3(b) Opinion and Consent of Robert M. Beuerlein, Executive Vice President and Actuary of American Franklin. (To be filed by amendment.)

    4              Inapplicable.
    5              Inapplicable.

    6(a)           Consent of Ernst & Young LLP. (To be filed by amendment)


    6(b) Consent of Coopers & Lybrand L. L. P. (To be filed by amendment)


    6(c) Consent of Sutherland, Asbill & Brennan, L.L.P. (To be filed by amendment)

    7              Power of Attorney.
**  8              Description of American Franklin's Issuance, Transfer and
                   Redemption Procedures for EquiBuilder III Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
**  9              Notice of Cancellation Right Pursuant to Rule
                   6e-3(T)(b)(13)(viii) under the Investment Company Act of
                   1940.
**  10             Representations, description and undertaking pursuant to
                   Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940.
**  11(a)          Guaranty of Obligations of Principal Underwriter pursuant to
                   Rule 6e-3(T)(b)(13)(vi) of the Investment Company Act of
                   1940, dated March 31, 1994.

    27             Financial Data Schedule meeting the requirements of Rule
                   483. (To be filed by amendment)

--------------------------------------------------------------------------------
  * Incorporated herein by reference to similarly designated exhibit to Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed July 24, 1991 (Reg. No. 33-41838).
 ** Filed with original filing of the Registration Statement on Form S-6, filed April 7, 1994 (Reg. No. 33-77470).
*** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 3 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 26, 1993 (Reg. No. 33-41838).
**** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 1 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed March 2, 1995 (Reg. No. 33-77470).

*****Incorporated herein by reference to similarly designated exhibit to Post-
     Effective Amendment No. 2 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1996 (Reg. No. 33-77470).

                                      SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VUL-2 of The American Franklin Life Insurance Company has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Springfield, and State of Illinois on the 27th of February, 1997.




                                            SEPARATE ACCOUNT VUL-2 OF
                                            THE AMERICAN FRANKLIN LIFE
                                            INSURANCE COMPANY


                                            By:  THE AMERICAN FRANKLIN
                                                 LIFE INSURANCE COMPANY,
                                                 Depositor


[SEAL]                                      By:  /s/ Ross D. Friend
                                                 -----------------------------
                                                     Ross D. Friend,
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Secretary




Attest:


         /s/ Elizabeth E. Arthur
-----------------------------------------
             Elizabeth E. Arthur
             Assistant Secretary

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, The American Franklin Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois on the 27th day of February, 1997.


                                            THE AMERICAN FRANKLIN
                                            LIFE INSURANCE COMPANY


                                            By:  /s/Ross D. Friend
                                                 -----------------------------
                                                    Ross D. Friend,
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form S-6 has been signed by the following persons in the capacities and on the dates indicated:



     Signature                    Title                         Date
     ---------                    -----                         -----
/s/Earl W. Baucom*           Senior Vice President,        February 27, 1997
------------------------     Chief Financial Officer
Earl W. Baucom               (principal financial officer
                             and principal accounting
                             officer) and Director

/s/Robert M. Beuerlein*      Director                      February 27, 1997
------------------------
Robert M. Beuerlein

/s/Brady W. Creel*           Director                      February 27, 1997
------------------------
Brady W. Creel

                             Director                      February __, 1997
------------------------
Robert M. Devlin

/s/Ross D. Friend*           Director and Secretary        February 27, 1997
------------------------
Ross D. Friend

/s/Robert J. Gibbons*        Director and President        February 27, 1997
------------------------     (principal executive
Robert J. Gibbons            officer)

                             Director                      February __, 1997
------------------------
Harold S. Hook

                             Director                      February __, 1997
------------------------
Jon P. Newton

/s/ Gary D. Reddick*         Director                      February 27, 1997
------------------------
Gary D. Reddick

                             Director                      February __, 1997
------------------------
Peter V. Tuters

/s/Elizabeth E. Arthur
------------------------
*By Elizabeth E. Arthur, Attorney-in-Fact

                                    EXHIBIT INDEX

                                                                        Page No.


*   1-A(1)         Certified resolutions regarding organization of Separate
                   Account VUL-2.
    1-A(2)         Inapplicable.
****1-A(3)(a)      Sales Agreement between Franklin Financial Services
                   Corporation ("Franklin Financial") and Separate Account
                   VUL-2 of The American Franklin Life Insurance Company, dated as of January 31, 1995.
*   1-A(3)(b)(i)   Specimen Regional Manager Registered Representative
                   Agreement between Franklin Financial and registered
                   representatives of Franklin Financial distributing
                   EquiBuilder III policies.
*   1-A(3)(b)(ii)  Specimen Registered Representative Agreement between
                   Franklin Financial and registered representatives of
                   Franklin Financial distributing EquiBuilder III policies.
**  1-A(3)(c)      Schedule of Sales Commissions.
**  1-A(4)         Agreement between The American Franklin Life Insurance
                   Company ("American Franklin") and Franklin Financial, dated
                   March 31, l994, regarding supervision of agents.
**  1-A(5)(a)      EquiBuilder III Flexible Premium Life Insurance Policy.
*   1-A(5)(b)      Accidental Death Benefit Rider.
*   1-A(5)(c)      Term Insurance Rider.
*   1-A(5)(d)      Children's Term Insurance Rider.
*   1-A(5)(e)      Disability Rider - Waiver of Monthly Deductions.
**  1-A(5)(f)      Endorsement to EquiBuilder III Flexible Premium Life
                   Insurance policy when issued to a Policy Owner in the State of Texas.

*****1-A(6)(a)     Articles of Incorporation of American Franklin.

    1-A(6)(b)      By-Laws of American Franklin.
    1-A(7)         Inapplicable.
*   1-A(8)(a)(1)   Participation Agreement among American Franklin, Variable
                   Insurance Products Fund ("VIPF") and Fidelity Distributors
                   Corporation ("FDC"), dated July 18, 1991.
*** 1-A(8)(a)(2)   Amendment No. 1 to Participation Agreement among American
                   Franklin, VIPF and FDC, effective as of November 1, 1991.
*   1-A(8)(a)(3)   Participation Agreement among American Franklin, Variable
                   Insurance Products Fund II ("VIPF II") and FDC, dated July
                   18, 1991.
*** 1-A(8)(a)(4)   Amendment No. 1 to Participation Agreement among American
                   Franklin, VIPF II and FDC, effective as of November 1, 1991.
*   1-A(8)(a)(5)   Sub-License Agreement between FDC and American Franklin
                   dated July 18, 1991.
**** 1-A(8)(a)(6)  Amendment No. 2 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated January 18, 1995.
**** 1-A(8)(a)(7)  Amendment No. 2 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated January 18, 1995.

    1-A(8)(a)(8)   Amendment No. 3 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                   Separate Account VA-1 of American Franklin, filed August 20,
                   1996.

                                    EXHIBIT INDEX

                                                                        Page No.

    1-A(8)(a)(9)   Amendment No. 3 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                   Separate Account VA-1 of American Franklin, filed August 20,
                   1996.


    1-A(8)(a)(10)  Amendment No. 4 to Participation Agreement among American
                   Franklin, VIPF and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.


    1-A(8)(a)(11)  Amendment No. 4 to Participation Agreement among American
                   Franklin, VIPF II and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of American Franklin, filed November 26, 1996.

*   1-A(8)(c)      Modified Coinsurance Agreement between American Franklin and
                   Integrity, dated March 10, 1989.
*   1-A(8)(c)(1)   Amendment No. 1 to Modified Coinsurance Agreement between
                   American Franklin and Integrity.

    1-A(8)(c)(2)   Amendment No. 2 to Modified Coinsurance Agreement between
                   American Franklin and Integrity.


    1-A(8)(c)(3)   Amendment No. 3 to Modified Coinsurance Agreement between
                   American Frankin, and Integrity effective January 1, 1997.


    1-A(8)(c)(4)   Amendment No. 3 to Modified Coinsurance Agreement between
                   American Franklin, Integrity, and Phoenix Home Life Mutual
                   Insurance Company, assignee of Integrity.

*   1-A(8)(d)      Reinsurance Agreement between American Franklin and The
                   Franklin Life Insurance Company ("The Franklin''), effective as of January 1, 1988.
*   1-A(8)(d)(1)   Amendment No. 1 effective as of January 1, 1990 to
                   Reinsurance Agreement between American Franklin and The
                   Franklin.
*   1-A(8)(d)(2)   Amendment No. 2 effective as of January 1, 1990 to
                   Reinsurance Agreement between American Franklin and The
                   Franklin.
*   1-A(9)         Administrative Service Agreement between The Franklin and
                   American Franklin, dated May 16, l988.

    1-A(10)        Application for EquiBuilder III Policy.

Other Exhibits:
    2              See Exhibit 1-A(5)(a) above.
**  3(a)           Opinion and Consent of Stephen P. Horvat, Jr., Esq., Senior
                   Vice President, General Counsel and Secretary of American
                   Franklin.

    3(b) Opinion and Consent of Robert M. Beuerlein, Executive Vice President and Actuary of American Franklin. (To be filed by amendment.)

    4              Inapplicable.
    5              Inapplicable.

    6(a)           Consent of Ernst & Young LLP (To be filed by amendment).


    6(b) Consent of Coopers & Lybrand L. L. P (To be filed by amendment).


    6(c) Consent of Sutherland, Asbill & Brennan, L.L.P. (To be filed by amendment).

    7              Power of Attorney.
**  8              Description of American Franklin's Issuance, Transfer and
                   Redemption Procedures for EquiBuilder III Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.

                                    EXHIBIT INDEX

                                                                        Page No.
**  9              Notice of Cancellation Right Pursuant to Rule
                   6e-3(T)(b)(13)(viii) under the Investment Company Act of
                   1940.
**  10             Representations, description and undertaking pursuant to
                   Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940.

**  11(a)          Guaranty of Obligations of Principal Underwriter pursuant to
                   Rule 6e-3(T)(b)(13)(vi) of the Investment Company Act of
                   1940, dated March 31, 1994.


    27 Financial Data Schedule meeting the requirements of Rule 483 (To be filed by amendment).

                   ------------------------------------------------------------
  * Incorporated herein by reference to similarly designated exhibit to Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed July 24, 1991 (Reg. No. 33-41838).
 ** Filed with original filing of the Registration Statement on Form S-6, filed April 7, 1994 (Reg. No. 33-77470).
*** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 3 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 26, 1993 (Reg. No. 33-41838).
**** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 1 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed March 2, 1995 (Reg. No. 33-77470).

*****Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 2 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1996 (Reg. No. 33-77470).